Exhibit 10.12
COMMERCIAL LOAN AGREEMENT

LENDER		BORROWER
COMPASS BANK 5800 North Mopac Austin, Texas 78731		RULES-BASED MEDICINE, INC.
ADDRESS
3300 Duval Road Austin, Texas 78759
		TELEPHONE NO.	IDENTIFICATION NO.
GRANTOR		OWNER OF COLLATERAL
RULES-BASED MEDICINE, INC.
ADDRESS		ADDRESS
3300 Duval Road Austin, Texas 78759
TELEPHONE NO.	IDENTIFICATION NO.	TELEPHONE NO.	IDENTIFICATION NO.
AGREEMENTS
1. Financing. Subject to the following conditions, Lender shall provide Borrower with the advances, loans and/or other financial accommodations identified in Schedule A, as may be amended from time to time, which is incorporated into this Agreement by this reference, as well as any other loans and/or financial accommodations that Borrower and Lender may agree to in writing (the “Loan”).
The Loan shall be evidenced and/or secured by collateral set forth in loan documents that are acceptable to Lender in its sole discretion including, but not limited to, the documents identified in Schedule B, as amended by mutual agreement of Lender and Borrower from time to time (collectively “Loan Documents”), which is incorporated into this Agreement by this reference.
Certain of the Loan Documents provide for a $9,000,000.00 revolving line of credit (the “Line”) under which Borrower may from time to time borrow, repay and re-borrow funds. The Line is subject to the terms of the Borrowing Base Agreement attached hereto as Exhibit “C” and by reference made a part hereof, and notwithstanding anything contained herein to the contrary, the aggregate principal amount advanced and remaining unpaid pursuant to the terms of the Loan Documents and this Agreement as they relate to the Line shall not exceed the Maximum Amount as defined in the Borrowing Base Agreement. Borrower will pay hereafter on the 1st day of each calendar quarter for the period from and including the date of the Note establishing the Line to and including the maturity date of the Line, a usage fee at a rate per annum of 0.25% of the average daily unused portion of the Line during such period. The Borrower may at any time upon written notice to Lender permanently reduce the amount of the Line at which time the obligation of the Borrower to pay a usage fee shall thereupon correspondingly be reduced.
Borrower shall pay to Lender the principal, interest, fees, expenses and any other amounts pertaining to the Loan as described in this Agreement and the Loan Documents.
2. Guaranties and Collateral.
a.	Guaranties. None.

b.	Collateral.
Borrower shall grant and/or cause:
Owner of Collateral identified above, whose tax identification number is 2515967969 and who is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware (Owners of Collateral identified above will be referred to as “Debtor”) to grant Lender a lien, security interest or other encumbrance upon the collateral (collectively “Collateral”) belonging to the Borrower and/or any Debtors, as described in the Loan Documents to secure the payment and performance of all of the Borrower’s present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents (the “Obligations”). Borrower may add additional U.S. based Debtors upon the prior written consent of Lender, which consent shall not be unreasonably withheld, in which event such Debtor shall grant Lender a lien, security interest or other encumbrance upon the collateral belonging to the Debtor, as described in the Loan Documents.
3. Superior and Continuing Liens and Guaranties.
a.	Superiority of Lender’s Lien. The liens, security interests and other encumbrances granted to Lender shall be superior to any other liens, security interests, encumbrances and claims with respect to the Collateral (unless specifically permitted in this Agreement or the Loan Documents).

b.	Guaranties, Liens and Other Encumbrances. The liens, security interests, and other encumbrances described in the Loan Documents shall continue and not be released until all of the indebtedness, liabilities, obligations and covenants guarantied or secured thereby shall have been paid and performed in full, as measured at the time of the requested release by Borrower, and Lender shall not be obligated to provide any additional advances, loans or other financial accommodations to or for the benefit of Borrower (or, if applicable, any of the Debtors) of any kind, whereupon, Lender agrees to promptly execute and deliver to the Borrower, at the Borrower’s cost and expense as provided in Paragraph 11, any and all releases of liens, termination statements, assignments, guaranties or other documents reasonably requested by the Borrower as necessary to fully release the Collateral and the Obligations.
4. Conditions Precedent. Lender’s obligation to provide Borrower with any advances, loans and/or other financial accommodations shall be subject to the following conditions precedent. All of the information, UCC and lien searches, insurance policies, environmental risk assessments, opinion letters, and other materials and documents provided or to be provided to Lender and all of the actions taken or to be taken for the attachment, creation, perfection, recording, maintenance, subordination, release, termination, and giving of notice with respect to the liens, security interests, and other encumbrances in the Collateral shall be provided or taken at Borrower’s expense, provided, however, Borrower shall only be responsible for reasonable and customary costs in connection with the Loan:
a.	Evidence of Good Standing. Lender shall be provided with such written evidence of the Borrower and any Guarantors and Debtors’ legal names and good standing, authorization to conduct business, and authorization to execute and perform their respective Obligations under this Agreement and the Loan Documents as required by Lender;

b.	Execution and Delivery. Borrower shall execute and deliver this Agreement and cause any Guarantors and Debtors to execute and deliver to Lender the Loan Documents;

c.	Authorization. Lender shall be provided with such written evidence as required by Lender that the representatives of the Borrower and any Guarantors and Debtors are authorized to execute this Agreement and the Loan Documents on behalf of those parties and bind the Borrower and any Guarantors and Debtors to the terms and conditions set forth therein;

d.	Liens. Lender’s liens, security interests, and other encumbrances upon the Collateral shall be attached, created, filed, perfected and recorded in accordance with applicable law and notice of such liens, security interests and encumbrances shall be provided to such parties as required by Lender;

e.	Lien Searches. Lender shall be provided with UCC searches, title insurance policies, or other written evidence as required by Lender with respect to the validity, enforceability and priority of its liens, security interests and other encumbrances upon the Collateral;

f.	Intentionally Omitted;

g.	Intentionally Omitted;

h.	Financial Information. Borrower shall provide and cause any Guarantors and Debtors to provide Lender with such financial information and business records as required by Lender in its reasonable discretion. Such financial information and business records shall be acceptable to Lender in its reasonable discretion and shall not cause Lender to believe in good faith that the Borrower or any Guarantors or Debtors shall not be able to perform its respective Obligations under this Agreement or the Loan Documents;

i.	Absence of Breach. All the respective representations and warranties of the Borrower or any Guarantor or Debtor under this Agreement or the Loan Documents shall be true and correct on and as of the date of the execution of these documents or date of any initial advances and/or extensions of the loans and/or other financial accommodations described therein; and

j.	Absence of Default. No Default shall have occurred and is continuing under this Agreement or the Loan Documents nor shall any circumstances exist that would constitute an Event of Default except for notice or the passage of time or both on or before the execution of those documents or the advances requested by Borrower and/or extensions of the loans and/or other financial accommodations described therein.

5. Representations, Warranties and Covenants. Borrower represents and warrants to, as of the date of this Agreement, and covenants with Lender, on going forward basis during the term of this Agreement and any renewals and restructures until all of the indebtedness, liabilities, obligations and covenants guarantied or secured thereby shall have been paid and performed in full (it being understood that references in this Paragraph 5 to matters that “shall be” will be construed as covenants by Borrower with Lender on a going forward basis), that:
:
a.	Tax Identification. The tax identification number of Borrower is as follows: 2515967969.

b.	Borrower’s Residency. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to conduct business in the State of Texas and all of the other jurisdictions in which its business is conducted;

c.	Intentionally Omitted;

d.	Debtor’s Tax Identification and Residency. Debtors are residents of the State(s) of or duly organized, validly existing and in good standing under the laws of the state of their formation and authorized to conduct business in all of the jurisdictions in which their business is conducted. Debtors’ tax identification and/or social security numbers are those shown in any applicable Loan Documents;

e.	Ownership of Collateral. Borrower and any Debtors are and shall remain sole owners of their respective Collateral free of all tax and other liens, security interests, encumbrances and claims of any kind except as specifically permitted by this Agreement and the Loan Documents and except for dispositions specifically permitted by this Agreement and the Loan Documents;

f.	Location of Offices. The sole executive offices, places of business, offices where their business records are located, residences and domiciles of the Borrower and any Guarantors and Debtors are specifically described in this Agreement and the Loan Documents. Borrower shall immediately advise and cause any Guarantors and Debtors to immediately advise Lender in writing of any change in or addition to the foregoing addresses;

g.	Restructuring. Neither Borrower nor any Guarantor or Debtor shall become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without obtaining Lender’s prior written consent thereto, which will not be unreasonably withheld, delayed or conditioned;

h.	Beneficiaries. Each of the Guarantors and Debtors, if any, by virtue of their interest in or relation to Borrower, shall receive a substantial benefit from Lender’s advances, loans and/or other financial accommodations to Borrower and such benefit shall constitute adequate consideration for the obligations assumed by any Guarantor and Debtors under this Agreement and the Loan Documents;

i.	Change of Name. Borrower shall provide and cause any Guarantors and Debtors to provide Lender with at least thirty (30) or more days’ prior written notice of the nature of any intended change in their respective names, or the use of any tradename, and when such change or use shall become effective;

j.	Location of Collateral. All of Borrower and any Debtors’ property constituting a portion of the Collateral is and shall be located at Borrower and such Debtors’ respective executive offices, places of business, residences and domiciles specifically described in this Agreement and the Loan Documents unless written notice of another location is given to Lender within ten (10) days of any relocation;

k.	Use of Collateral. Borrower shall use and cause by Debtors to use the Collateral solely in the ordinary course of their respective businesses, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance in all material respects with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities and insurance policies. Borrower shall not make and cause Debtors to not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender which is outside the ordinary course of Borrower and Debtor’s business and materially and adversely affects the Collateral. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed if such removal might result in a material adverse effect on the Borrower, any Guarantor or Debtor, or the Collateral, without the prior written consent of Lender, and shall be made at Borrower and the Debtors’ sole expense. Borrower shall take and cause any Debtors to take all commercially reasonable actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order;

l.	Insurance. Borrower shall maintain and cause any Debtors to maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as described in the Agreement to Provide Insurance. All such policies to be with such companies and providing for at least thirty (30) days prior notice to Lender of any cancellation thereof. Satisfactory evidence of such insurance will be supplied to Lender prior to funding under the Loan Documents and thirty (30) days prior to each policy renewal. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Borrower, any Debtor, or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral;

m.	Possession of Chattel Paper. Borrower shall provide and cause by Debtors to provide Lender with possession of all chattel paper and instruments constituting a portion of the Collateral and mark such chattel paper and instruments to reflect Lender’s security interest therein;

n.	Enforceability of Certain Collateral. To the best of Borrower’s knowledge, all of Borrower and any Debtors’ accounts, contract rights, chattel paper, documents, general intangibles, instruments, and other rights and agreements constituting a portion of the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Borrower and such Debtors against one or more third parties, provided that, if the same shall be subject to an assertion by a third party of any valid claim, defense, setoff or counterclaim of any kind, they will be excluded from Borrowing Base hereunder, to the extent of the amount in dispute and as and to the extent provided in the Borrowing Base Agreement and such assertion, in of itself, shall not be a Default;

o.	Substitution of Certain Collateral. Borrower shall not amend, modify, replace or substitute and shall cause any Debtors not to amend, modify, replace or substitute any account, contract right, chattel paper, document, general intangible, instrument, or other right or agreement constituting the Collateral which is outside the ordinary course of Borrower’s business and materially and adversely affects the Collateral, without the prior written consent of Lender;

p.	Collection Practices. Borrower shall continue to apply and cause any Debtors to continue to apply their established credit policies with respect to all future credit transactions. Borrower shall use and cause any Debtors to use commercially reasonable efforts to collect from their account debtors and other third parties, as and when due, any and all amounts owing under or with respect to each account, contract right, document, general intangible, instrument or other agreement (including, without limitation, engaging legal assistance to collect delinquent obligations from their account debtors and other third parties) and apply the collected amounts against the outstanding balances on those obligations and agreements;

q.	Financial Statements and Other Information. Borrower shall maintain a system of accounting satisfactory to Lender, permit Lender’s officers or authorized representatives to visit and inspect Borrower’s books of account and other records at such reasonable times, provided that, if no Default has occurred and be continuing, Lender may not visit and inspect Borrower’s books of account and other records more than four (4) times per year,, and pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes as provided in Paragraph 11 below. Unless written notice of another location is given to Lender, Borrower’s books and records will be located at Borrower’s address as set forth above. All financial statements called for below shall be prepared in form and content reasonably acceptable to Lender and in accordance with GAAP.

In addition, Borrower will:
(i)	Furnish to Lender annual CPA audited financial statements (including a balance sheet and related statements of income, retained earnings and cash flow) of Borrower for each fiscal year of Borrower, within 120 days after Borrower’s fiscal year end.

(ii)	Furnish to Lender quarterly internally prepared financial statements (including a balance sheet and related statements of income, retained earnings and cash flow) of Borrower within forty-five (45) days after each period end.

(iii)	Furnish to Lender a compliance certificate for (and executed by an authorized representative of) Borrower concurrently with and dated as of the date of delivery of each of the financial statements as required in Paragraphs (i) and (ii) above, in substantially the same form as set forth in Exhibit B attached hereto and made a part hereof, containing (a) a certification that the financial statements of even date are true and correct and that the Borrower is not in default under the terms of this Agreement, and (b) computations and conclusions, in such detail as Lender may request, with respect to compliance with this Agreement, and the Loan Documents, including computations of all quantitative covenants.

(iv)	Furnish to Lender promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower, from time to time, as Lender may reasonably request;
r.	Financial Statements. The financial statements of Borrower heretofore delivered to Lender fairly present Borrower’s financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower’s financial condition or operations since those dates. All factual information furnished by

Borrower to Lender in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Lender and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

s.	Obligations. By its execution of this Agreement and each Loan Document, Borrower shall acknowledge that such agreements constitute its legal and binding obligations that are fully enforceable in accordance with their respective terms and conditions;

t.	Conflict of Laws. Borrower and any Guarantors and Debtors’ execution of this Agreement and the Loan Documents and performance of their respective Obligations thereunder does not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on those entities;

u.	Repayment. Borrower and any Guarantors and Debtors shall duly and punctually repay the advances, loans and other financial accommodations evidenced by this Agreement and the Loan Documents and perform all of their other respective Obligations thereunder;

v.	Default in Other Obligations. Neither Borrower nor any Guarantor or Debtor are or shall be in default under any material loan agreement, indenture, mortgage, security agreement (or other agreement or obligation) to which they are a party or by which any of their respective properties may be bound, except to the extent such default would not reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition taken as a whole or materially affect the Collateral;

w.	Litigation and Claims. No action or proceeding is or shall be pending or threatened against Borrower or any Guarantor or Debtor which could reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition, taken as a whole, or materially affect the Collateral and there are and shall be no outstanding judgments against Borrower or any Guarantor or Debtor that are not discharged to the reasonable satisfaction of Lender within thirty (30) days of its inception;

x.	Transfer/Sale of Collateral. Neither Borrower, nor any Debtor shall transfer, sell, lease, assign, convey or otherwise dispose of, in excess of $200,000.00 fair market value in any two (2) year period, (i) any of the Collateral or (ii) the properties or assets used in connection with or incidental to the operation of its business, without the prior written consent of Lender, except for inventory sold in the ordinary course of its business, provided that nothing herein shall prohibit or restrict Borrower or any Debtor from granting licenses in the ordinary course of business with respect to intellectual property rights included in the Collateral;

y.	Guaranties. Neither Borrower nor any Guarantor shall assume, guaranty or otherwise become liable for the obligations of any person or entity except for such Guarantor’s guaranty of Borrower’s Obligations to Lender;

z.	Solvency. Borrower and any Guarantors and Debtors are solvent and shall continue to be solvent after the execution of this Agreement and the Loan Documents and the creation of Lender’s security interest in the Collateral, are able and shall be able to pay their debts as they mature, and have and shall have sufficient capital to conduct their businesses and other financial transactions;

aa.	Tax Returns. Borrower and each Guarantor or Debtor have filed and shall file all tax returns required to be filed by federal, state or local law (including, but not limited to, all income, franchise, employment, property and sales tax returns) and has paid and shall pay all of the tax liabilities and other fees and assessments charged against that entity or its property when due, except for taxes that are being contested in good faith and further conditioned on such failure not being reasonably expected to result in a material and adverse change in Borrower’s business operations or financial condition or materially affect the Collateral. Neither Borrower nor any Guarantor or Debtor knows of any pending investigation of those entities by any taxing or other governmental authority or of any pending but unassessed tax liability or other fee or assessment owing by those entities that could reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition or materially affect the Collateral;

ab.	Margin Stock. Neither Borrower nor any Guarantor or Debtor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System), and no part of the loans and/or other financial accommodations provided by Lender under this Agreement or any of the Loan Documents shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Neither Borrower, any Guarantor or Debtor, nor any person acting on their behalf has taken or shall take any action that might cause the transactions contemplated by this Agreement or the Loan Documents to violate Regulations T, U or X or to violate the Securities Exchange Act of 1934, as amended;

ac.	Compliance with ERISA. Borrower and any Guarantors and Debtors have complied and shall comply with all applicable minimum funding and other requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and there are and shall be no existing conditions that would give rise to liability thereunder including, without limitation, any current or potential withdrawal liability from a multiemployer plan (as defined in Section 3(37) of ERISA). No reportable event (as defined in Section 4043 of ERISA) has occurred or shall occur in connection with any employee benefit plan of those entities that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan. Borrower shall immediately notify and cause such Guarantors and Debtors to immediately notify Lender of any fact (including, but not limited to, any “reportable event” as that term is defined in Section 4043 of ERISA) arising in connection with any employee benefit plan belonging to those entities which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment of a trustee to administer that plan and, following such notification, Borrower shall provide or cause such Guarantors and Debtors to provide Lender with any additional information or documents as may be requested by Lender with respect thereto;

ad.	Investment Company. Neither Borrower nor any Guarantor or Debtor is or shall be an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

ae.	Holding Companies and Affiliates. Neither Borrower nor any Guarantor or Debtor is or shall be a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or a “public utility”

within the meaning of the Public Utility Holding Company Act of 1935, as amended;

af.	Compliance with Applicable Environmental Law. Borrower, each Guarantor and Debtor, and their respective properties are and shall be in compliance in all material respects with all applicable environmental, health and safety laws, rules and regulations and neither Borrower nor any Guarantor or Debtor is or shall be subject to any liability or obligation for remedial action thereunder that is reasonably expected to result in a material and adverse change in Borrower’s business operations or financial condition or materially affect the Collateral. No investigation or inquiry by any governmental authority is or shall be pending or threatened against Borrower, any Guarantor or Debtor, or any of their respective properties with respect to Hazardous Material as defined herein. No Hazardous Materials are or shall be located on or under Borrower or any Guarantor or Debtor’s owned or leased properties under Borrower or any Guarantor or Debtor’s control. Neither Borrower, nor any Guarantor or Debtor has caused or permitted or shall cause or permit any Hazardous Materials to be stored, transported, or disposed of on or under or released from any of its properties. The term “Hazardous Materials” shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to: (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) those substances, materials or wastes designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Air Act or any amendments or replacements to these statutes, (v) those substances, materials or wastes defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act of any amendments or replacements to that statute, or (vi) those substances, materials or wastes defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

ag.	Compliance with Other Laws. Neither Borrower nor any Guarantor or Debtor has violated or shall violate any applicable federal, state, county or municipal statute, regulation or ordinance which may materially and adversely affect its respective business operations or financial condition, taken as a whole, or the Collateral. No Event of Default (or circumstances which, with notice or the passage of time or both, would constitute an Event of Default) has occurred under this Agreement or the Loan Documents;

ah.	Notification Regarding Adverse Conditions and Events of Default. Without limiting any of the foregoing representations, warranties and covenants, Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender of: (i) the occurrence of any Default or circumstances which, with notice or the passage of time or both, would constitute an Event of Default under this Agreement or the Loan Documents, (ii) the commencement of any action, suit, or proceeding or any other matter that might have a material adverse effect on the Borrower, any Guarantor or Debtor, or the Collateral, (iii) any change in the corporate officers of Borrower, (iv) any circumstances that might give rise to a claim, defense, setoff or counterclaim against Lender or with respect to the various rights and obligations described in this Agreement and the Loan Documents, and (v) actual or potential contingent liabilities in excess of $250,000.00;

ai.	Commercial Purpose. This Agreement and the Loan Documents and the Obligations described therein are executed and incurred for commercial and not for personal, family, or household use and all proceeds of Lender’s loan and other financial accommodations to Borrower shall be used exclusively in the Borrower’s business and for no other purpose;

aj.	Lender’s Influence. Lender has not exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of Borrower, or to the best of its knowledge, any Guarantor or Debtor, provided, however, that the existence of any Lender control or influence shall not be considered a Default of Borrower, and Borrower shall immediately notify and cause any Guarantors and Debtors to immediately notify Lender and Jerry Powell, General Counsel, BBVA Compass, Legal Department, 15 South 20th Street, Suite 1802, Birmingham, Ala. 35233 in writing of any actions that they consider to constitute an exercise or attempt to exercise such control or influence in the future. Borrower agrees that Lender has no intention of acting as a business, investment or financial consultant or advisor to Borrower or any Guarantor or Debtor and Borrower or any Guarantor or Debtor hereby waive and release Lender from any liability associated with or resulting from any such business, investment or financial consultation or advice received from Lender. Borrower shall notify and cause such Guarantors and Debtors to notify Lender in writing of any attempt by Lender to act as a consultant or advisor to those entities in the future;

ak.	Lender’s Duty. Lender does not have and shall not have any fiduciary or similar duty to Borrower, or to the best of its knowledge any Guarantor or Debtor;

al.	Lender’s Relationship. Lender has not participated and shall not participate in any type of joint venture or partnership with Borrower or, to the best of its knowledge, any Guarantor or Debtor and the execution and consummation of this Agreement and the Loan Documents and the transactions contemplated therein do not and shall not constitute or amount to a joint venture or partnership;

am.	Lender Not an Agent. Except as expressly set forth in this Agreement or the Loan Documents, Lender has not acted and shall not act in any respect as the agent of Borrower or any Guarantor or Debtor for any purpose and no agency relationship has been or shall be created by the execution of this Agreement and the Loan Documents or the consummation of the transactions contemplated thereby;

an.	Absence of Lender Representations. Except as expressly set forth in this Agreement or the Loan Documents, Lender has not made any representations or statements of material fact to Borrower or, to the best of its knowledge, any Guarantor or Debtor and such entities have not relied and shall not rely upon any representations or statements of Lender in connection with the negotiation, execution, delivery or effect of this Agreement or the Loan Documents or the consummation of the transactions contemplated thereby;

ao.	Borrower’s Agreement to Take Action. Borrower shall execute and deliver and cause any Guarantors and Debtors to execute and deliver to Lender any documents and take any actions as may be reasonably requested by Lender to carry out the intent and purposes of this Agreement and the Loan Documents and the transactions contemplated thereby and to preserve and perfect Lender’s liens, security interests and other encumbrances in the Collateral;

ap.	Insider Loans. Borrower shall not make a loan to any of its shareholders, directors, officers or employees or any other person outside the ordinary course of Borrower=s business without the prior consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned;

aq.	Financial Covenants. From the date of this Agreement until full payment and performance of all Obligations of Borrower under the Loan Documents, Borrower shall maintain, unless Lender consents otherwise in writing (and without limiting any requirement of any other loan agreement), the following financial conditions, except to the extent modified by the following definitions:
(i) a Tangible Net Worth for Borrower equal to at least $6,500,000.00 to be tested on the date of this Agreement and thereafter quarterly beginning September 30, 2009, with “Tangible Net Worth” for purposes of this subparagraph, defined as the gross book value of Borrower’s assets (excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, deferred receivables (other than deferred receivables approved by Lender, which approval shall not be unreasonably withheld), and other like intangibles, investments in subsidiaries/Affiliates and monies due from Affiliates, officers, directors, employees or shareholders of Borrower) plus Subordinated Liabilities, less Total Liabilities, including, but not limited to, accrued and deferred income taxes, and any reserves against assets, if applicable, with “Subordinated Liabilities” defined as liabilities subordinated to Borrower’s Obligations to Lender in a manner acceptable to Lender prior to issuance, using a form acceptable to Lender and with “Total Liabilities” defined as the sum of current liabilities plus long term liabilities as those two terms are defined under Generally Accepted Accounting Principles;
(ii) a pro-forma Debt Service Coverage Ratio for Borrower of (a) not less than 1.35/1 to be tested on the date of this Agreement and thereafter quarterly on a rolling four (4) quarters basis as of September 30, 2009 and December 31, 2009 and (b) not less than 1.50/1.0 to be tested quarterly on a rolling four (4) quarters basis beginning March 31, 2010, where such ratio is defined as the sum of (1) net income before tax, plus (2) depreciation, amortization and non-cash expenses, plus (3) interest expense, less (4) dividends/distributions paid, less (5) non-financed capital expenditures, less (6) cash investments in Affiliates and plus (7) equity investments in Borrower and Subordinated Liabilities to the extent either one is made after the date of this Agreement, only to the extent of Diagnostic Initiative Losses and investments in Affiliates divided by the sum of (8) Current Maturities of Long Term Debt paid, plus (9) interest expense paid and plus (10) twelve (12) months principal and interest based on the available Borrowing Base amortized over three (3) years, with “Current Maturities of Long Term Debt” defined as that portion of the Borrower’s long-term debt and capital leases maturing or scheduled to be paid in the prior twelve (12) month period; and
(iii) a Fixed Charge Coverage Ratio for Borrower of at least 1.50/1.0 to be tested quarterly on a rolling four (4) quarters basis, beginning September 30, 2009, where “Fixed Charge Coverage Ratio” shall be defined as the ratio of (1) net income after tax, plus (2) interest expense, plus (3) depreciation, amortization and non-cash expense, plus (4) capital lease expense, less (5) distributions/dividends paid, less (6) non-financed capital expenditures, less (7) cash investments in Affiliates and plus (8) equity investments in Borrower and Subordinated Liabilities to the extent either one is made after the date of this Agreement, only to the extent of Diagnostic Initiative Losses and investments in Affiliates, divided by (b) the sum of (9) Current Maturities of Long Term Debt paid, plus (10) interest expense paid and plus (11) capital lease expense.
Except as otherwise expressly provided herein, all accounting terms used in this Agreement shall be interpreted in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lender hereunder.

ar.	Negative Covenants: Until full payment and performance of all Obligations of Borrower under the Loan Documents, Borrower and Debtor will not, without the prior written consent of Lender (and without limiting any requirement of any other Loan Documents):
(i) Grant, suffer or permit any contractual or non-contractual lien on or security interest in any assets, including Borrower’s patent/trademark portfolio, except in favor of Lender or for Permitted Liens, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise; or
(ii) Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or un-matured, liquidated or un-liquidated, joint or several, except (a) the liabilities of Borrower to Lender; (b) the liabilities of Borrower existing as of, and disclosed to Lender prior to, the date hereof; (c) trade debts and accounts payable obligations incurred in Borrower=s ordinary course of business due and payable no more than thirty (30) days from the date incurred; (d) purchase money indebtedness and capital leases not to exceed $2,000,000.00 in the aggregate annually; and/or (e) potential future Subordinated Liabilities not to exceed $10,000,000.00; or
(iii) Make any loan or advance to any person or entity in any amount, or purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venturer treated as an entity for legal purpose with any person or entity in excess of the greater of (a) $2,000,000.00 or (b) $2,000,000.00 plus any additional cash equity investment or Subordinated Liabilities actually paid into Borrower prior to any such acquisitions, capital contributions, investments and/or participations during the period from the date hereof until maturity of the Loan, provided further, that any such acquisitions, capital contributions, investments and/or participations, regardless of the amount of money involved, shall be in the same or similar lines of business as Borrower; and

au.	Maintenance of Operating Accounts. Borrower shall maintain all or substantially all of its operating accounts with Lender during the term of this Agreement;

at.	Springing Lien on Collateral. In addition to the requirements of paragraph 2 b. above, Borrower shall grant Lender a security interest in, and/or collaterally assign, all of the patents and trademarks owned by Borrower as additional Collateral to secure the payment and performance of all of the Borrower’s present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender as described in this Agreement and the Loan Documents. Until a Default occurs and is continuing under this Agreement and the Loan Documents, Lender shall not perfect the security interest and/or record the collateral assignment in Borrower’s patents and trademarks. Once a Default has occurred and is continuing, Lender shall have the option to take whatever steps are necessary to perfect the security interest and/or record the collateral assignment in Borrower’s patents and trademarks and exercise any and all rights or remedies that Lender may have under this Agreement or the Loan Documents. Borrower agrees, upon demand, to execute and deliver to Lender such documents, in a form and substance reasonably satisfactory to Lender, that will grant to Lender and perfect a security interest in, and/or collaterally assign and record, all of the patents and trademarks owned by Borrower for the benefit of Lender; and

av.	Representations and Warranties. All representations and warranties made under this Agreement shall be deemed made at and as of the date hereof and at and as of the date of any advance or loan made under the Loan Documents.
6. Presentment, Demands and Notices. Except to the extent provided in this Agreement and any Loan Document, Borrower hereby waives and shall cause any Guarantors and Debtors to waive all of their respective rights to presentment, demand, protest, notice of intent to accelerate, notice of acceleration and other notices (including, but not limited to, notice of dishonor, default, nonpayment and the creation, existence and extension of any and all indebtedness and Obligations under this Agreement and the Loan Documents and of any security and collateral therefor) to the maximum extent permitted by law.
All notices and other communications given or made pursuant to this Agreement or any of the Loan Documents shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or, or to such address as subsequently modified by written notice given in accordance with this Agreement.
7. Default. Borrower shall be in default (“Default”) under this Agreement and the Loan Documents in the event that Borrower, any Guarantor and Debtor, or any other party guarantying or securing the Loan:
a.	fails to pay any monetary obligation to Lender;

b.	fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or the Loan Documents or any other present or future written agreement with Lender;

c.	allows or causes the Collateral to be damaged in any material respect, destroyed, lost stolen, seized, or confiscated to the extent not covered by insurance and it could reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition, taken as a whole, or materially affect the Collateral;

d.	seeks to revoke, terminate or otherwise limit its liability to Lender under the Loan Documents;

e.	is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

f.	shall be in material default under any note, loan agreement, indenture, mortgage, deed of trust, security agreement or any other agreement or obligation to which they are a party, or by which any of their respective properties may be bound, whether with Lender or some third party which default could reasonably be expected to result in a material and adverse change, taken as a whole, in the business operations or financial condition of Borrower or materially affect the Collateral.
During any time while the Borrower is in Default, the Lender is not required to make any additional advances under the Line.
A Default shall become an “Event of Default” if:
i.	The Default by its nature cannot be cured or remedied through the efforts of Borrower.

ii.	In the case of failure to pay principal, interest or other monetary obligation under the Loan Documents, the Default is not cured within ten (10) days following written notice from Lender to Borrower.

iii.	In the case of a breach of the covenants in Paragraph 5aq, ten (10) days after the submission of the applicable compliance certificate showing the breach, if an investment in the Borrower in the form of additional equity or Subordinated Liabilities is not made such that, had the investment been made on the final day of the testing period, the covenant would not have been breached.

iv.	In all other cases, the Default is not cured or remedied within thirty (30) days following written notice from Lender to Borrower
8. Rights of Lender on an Event of Default. If there is an Event of Default under this Agreement or any of the Loan Documents, Lender shall be entitled to exercise one or more of the following remedies without further notice or demand (except as required by law) while such Event of Default is continuing:
a.	Acceleration — to declare Borrower and any Guarantors or Debtors’ obligations to Lender to be immediately due and payable in full (less any rebates or credits as applicable);

b.	Collection Without Judicial Process — to collect Borrower and any Guarantors or Debtors’ outstanding obligations with or without resorting to judicial process;

c.	Delivery of Collateral — to require Borrower and any Debtors to deliver and make available to Lender any Collateral at a place reasonably convenient to Lender and those entities;

d.	Take Possession — to take immediate possession, management and control of the Collateral without seeking the appointment of a receiver;

e.	Collection of Proceeds — to collect all rents, issues, income, profits and proceeds from the Collateral until Borrower and any Guarantors and Debtors’ obligations to Lender are satisfied in full;

f.	Appointment of Receiver — to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Borrower or any Guarantors and Debtors’ financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations of those entities to Lender, or the existence of any waste to the Collateral;

g.	Foreclosure — to foreclose any deed of trust, mortgage, lien, security interest or other encumbrance on the Collateral in accordance with the Loan Documents;

h.	Setoff — to setoff Borrower and any Guarantors and Debtors’ obligations to Lender against any amounts due to those entities including, but not limited to, the Borrower and Guarantors and Debtors’ monies, instruments, and deposit accounts maintained with Lender; and

i.	Lender’s Contractual Rights — to exercise all other rights available to Lender under the Loan Documents, any other written agreement, or applicable law.
Lender’s rights are cumulative and may be exercised together, separately, and in any order. In the event that Lender institutes an action seeking recovery of any of the Collateral by way of a prejudgment remedy in an action against Borrower or Debtors, Borrower hereby waives and shall cause Debtors to waive the posting of any bond which might otherwise be required.
9. Waiver of Exemptions. Borrower hereby waives and shall cause any Debtors to waive all homestead exemptions and other exemptions, to the extent they may lawfully do so, to which those entities would otherwise be entitled with respect to the Collateral under any applicable law.
10. Hold Harmless and Indemnification. Lender shall not be responsible for the performance of any of Borrower or any Debtors’ obligations with respect to the Collateral under any circumstances.
Borrower hereby indemnifies and holds Lender harmless, and shall cause any Guarantors and Debtors to indemnify and hold Lender harmless, from all claims, damages, liabilities (including attorneys’ fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively, “Claims”) pertaining to their respective businesses or the Collateral (including, but not limited to, those Claims involving Hazardous Materials) except to the extent such Claims are attributable to the gross negligence or willful misconduct on the part of Lender. Borrower shall immediately provide and cause any Guarantors and Debtors to immediately provide Lender with written notice of any such Claim. Borrower, upon the request of Lender, shall defend or cause such Guarantors and Debtors to defend Lender from such Claims, and pay the attorneys’ fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Lender and/or such Guarantors and Debtors’ cost.
11. Reimbursement for Expenses. Borrower shall reimburse when due or cause any Guarantors and Debtors to reimburse Lender when due for all amounts (including attorneys’ fees and legal expenses) reasonably expended by Lender, to the extent permitted by this Agreement or applicable law, in the: (i) negotiation, preparation, amendment, extension, modification, replacement or substitution of this Agreement or the Loan Documents, (ii) the administration of the loans and other financial accommodations described in this Agreement and the Loan Documents, (iii) attachment, creation, filing, perfection, and recording of Lender’s liens, security interests, and other encumbrances in the Collateral or any UCC and other searches and title or insurance policies in connection therewith; (iv) defense of the validity and priority of Lender’s liens, security interests and other encumbrances against the Collateral, and (v) enforcement or defense of any obligation or the exercise of any right or remedy described in this Agreement or the Loan Documents. Lender shall provide Borrower with written notice to Borrower that such sums are due as provided in this paragraph (accompanied by reasonable supporting documentation) and Borrower shall have ten (10) days thereafter to pay such sums in full. These sums shall bear interest at the lower of the highest rate described in any of the Loan Documents or allowed by law from the date of payment until the date of reimbursement and be secured by the Collateral.
12. Application of Monies. All payments to Lender made by or on behalf of Borrower or any Guarantors and Debtors or monies received by Lender from the Collateral or otherwise on account of a Default may be applied against any amounts paid by Lender in connection with the exercise of its rights or remedies described in this Agreement and the Loan Documents (including attorneys’ fees and legal expenses together with interest at the rate described in the foregoing paragraph) and then to the payment of the remaining obligations under this Agreement and the Loan Documents in whatever order Lender chooses.
13. Power of Attorney. Borrower hereby appoints and shall cause any Guarantors and Debtors, jointly and severally, to appoint Lender as their attorney-in-fact to endorse their names on all instruments and other documents payable to those entities. Unless an Event of Default has occurred and is continuing, any funds received on account of the endorsement of checks payable to the Borrower or any Debtor shall be deposited in the bank account of the Borrower or any Debtor, as applicable. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Borrower or any Guarantors and Debtors under this Agreement or the Loan Documents, including, but not limited to, executing and filing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Lender’s performance of such action or execution of such documents shall not relieve Borrower or any Guarantors and Debtors from any obligation to cure any default under this Agreement and the Loan Documents. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.
14. Essence of Time. Borrower and Lender agree that time is of the essence with respect to this Agreement and the Loan Documents.
15. Modification and Waiver. The modification or waiver of any of Borrower or any Guarantors and Debtors’ Obligations or Lender’s rights under this Agreement or the Loan

Documents must be contained in a writing signed by Lender and Borrower. Lender may perform any of Borrower or any Guarantors and Debtors’ Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Borrower and any Guarantors and Debtors’ Obligations to Lender under this Agreement and the Loan Documents shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the Obligations belonging to any co-Borrower, Guarantor or obligor or any of its rights against any co-Borrower, Guarantor, obligor or Collateral.
16. Successors and Assigns. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees and devisees.
17. Assignment and Participations. Borrower and any Guarantors and Debtors shall not be entitled to assign any of their rights, remedies or obligations described in this Agreement or the Loan Documents without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Upon notice to Borrower, Lender shall be entitled to grant participations in or assign some or all of its rights and remedies described in this Agreement and the Loan Documents to any federally insured financial institution without the prior consent of Borrower or any Guarantors and Debtors in any manner. Except as provided in the preceding sentence, Lender shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement or the Loan Documents without the prior written consent of Borrower, which will not be unreasonably withheld, delayed or conditioned. Each actual or proposed participant or assignee, upon execution of a confidentiality agreement, shall be entitled to receive all information provided to Lender regarding Borrower, any Guarantors and Debtors, Collateral or otherwise pertaining to the loans and/or other financial accommodations evidenced by this Agreement and the Loan Documents.
18. Notices. Any notice or other communication to be provided under this Agreement or the Loan Documents shall be in writing and sent to the parties at the addresses described in this Agreement or the Loan Documents or such other address as the parties may designate in writing from time to time.
19. Severability. If any provision of this Agreement or the Loan Documents violates the law or is unenforceable, the remainder of this Agreement and the Loan Documents shall continue to be valid and enforceable in all respects.
20. Compliance With Applicable Law. It is Lender’s intention to comply fully with Texas law, and federal law as applicable, regulating credit terms, interest, fees, charges, expenses, and other amounts. For purposes of determining Lender’s compliance with such laws, the following shall apply to the extent permitted by law: (a) any contract, charge or receipt by Lender, whether occurring now or in the future, shall be strictly limited by this provision; (b) the “Maximum Lawful Rate” shall mean the maximum lawful ceiling, rate or amount that Lender could have contracted to charge or receive under Texas law or applicable federal law, whichever permits the highest maximum ceiling, rate or amount; (c) to the extent Section 303.003 of the Texas Finance Code, as amended, provides the Maximum Lawful Rate, the “indicated rate ceiling” shall apply unless changed by Lender in accordance with Texas law; (d) Lender may calculate rates or amounts by aggregating, amortizing, prorating, allocating, and spreading amounts contracted for, charged or received over the full term of the transaction; (e) no contract, charge or receipt shall obligate Borrower or any obligor to pay any amount in excess of the Maximum Lawful Rate or waive any right under the Texas Finance Code; and (f) any contract, charge or receipt that in the event of acceleration or under any other contingency purports to require the payment or collection of any amount in excess of the Maximum Lawful Rate shall automatically be reformed to not obligate Borrower or any other obligor to pay any amount in excess of the Maximum Lawful Rate. If Lender ever contracts for, charges or receives a rate or amount in excess of the Maximum Lawful Rate, the excess (whether denominated principal, interest or otherwise) shall be automatically subject to reallocation, cancellation, credit application, or refund to eliminate any amount in excess of the Maximum Lawful Rate.
21. APPLICABLE LAW. EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF ANY SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY COURT LOCATED IN THE COUNTY IN WHICH THIS AGREEMENT IS SIGNED OR IN WHICH BORROWER RESIDES IN THE EVENT OF ANY LEGAL PROCEEDING UNDER THIS NOTE.
22. Other Collateral. Collateral securing other loans with Lender may also secure this loan. To the extent collateral previously has been given to Lender by any person that may secure this loan, whether directly or indirectly, it is specifically agreed that, to the extent prohibited by law, all such collateral consisting of household goods will not secure this loan. In addition, if any collateral requires the giving of a right of rescission under the Truth in Lending Act for this loan, such collateral also will not secure this loan unless and until all required notices of that right have been given.
23. Non-Compliance Fee. Borrower shall pay Lender upon demand, a non-compliance fee of $500.00 per instance that Borrower is more than thirty (30) days past due, following written notice thereof, in providing Lender with proof of insurance, financial reports, compliance certificates and other similar items as required in this Agreement and the Loan Documents, provided the non-compliance fee will not be assessed again for the same failure unless Lender provides written notice of its intention to assess such non-compliance fee again and such failure continues on the part of Borrower following the expiration of ten (10) days after such notice.
24. Overline Fee. Borrower shall pay Lender upon demand, an overline fee of $200.00 per instance that Borrower requests an advance under the Line that causes the aggregate principal outstanding balance of all unpaid advances under the Line to exceed the Maximum Amount as set forth in the Borrowing Base Agreement.
25. Further Assurances. Borrower shall promptly make, execute, and deliver and cause Debtor to promptly make, execute, and deliver any and all agreements, documents, instruments and other records that the Lender may request to evidence the Loan, cure any defect or error in the execution and/or the delivery of any of the Loan Documents, perfect any lien, comply with any legal requirement applicable to the Lender or the Loan or describe more fully particular aspects of the agreements set forth or intended to be set forth in any of the Loan Documents.
26. Lease Assignments. Borrower agrees to use commercially reasonable efforts to obtain and deliver to Lender leasehold Deed of Trusts or other forms of an assignments of lease covering Borrower’s real property leases for 3300 Duval Road, Austin, Texas 78759 and 7 Wesvalley Rd., Suite 2, Lake Placid, New York 12946 in a form and substance reasonably satisfactory to Lender with ninety (90) days after the date of this Agreement.
27. Miscellaneous. All references to Borrower shall refer to all of the parties signing below. Borrower’s Obligations to Lender shall be joint and several. This Agreement and the Loan Documents represent the complete and integrated understanding between Borrower, any Guarantors or Debtors, and Lender pertaining to the terms and conditions of those documents and the loans and other financial accommodations described therein.
28. Conflict with Loan Documents. If the terms of any Loan Document conflicts with the terms of this Agreement, the terms of this Agreement shall control.
29. Attorneys Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement and any of the Loan Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
30. Certain Definitions. For purposes of this Agreement and the Loan Documents, the following definitions will apply:
     “Affiliate” means, as to any person, any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person or any subsidiary of such person. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of a voting securities, by contract, or otherwise.
     “Diagnostic Initiative” means any project or program pursued by the Borrower or any Debtor with a view to the development and commercialization of diagnostic products or services, including without limitation, the strategic collaboration between Borrower and Psynova Neurotech Limited.
     “Diagnostic Initiatives Losses” means the excess, if any, of (i) the losses, costs and expenses reflected on the books and records of the Borrower or any Debtor associated with a Diagnostic Initiative, including, without limitation, net losses that flow through to the Borrower or any Debtor by virtue of either consolidation or equity based accounting for the equity investment of the Borrower or any Debtor in Psynova Neurotech Limited, over (ii) the revenues reflected on the books and records of the Borrower or any Debtor associated with a Diagnostic Initiative, including, without limitation, net profits that flow through to the Borrower or any Debtor by virtue of either consolidation or equity based accounting for the equity investment of the Borrower or any Debtor in Psynova Neurotech Limited.

     “GAAP” or “Generally Accepted Accounting Principles” means United States generally accepted accounting principles as in effect from time to time, applied on a consistent basis.
     “Permitted Liens” means any of the following:
     (a) liens securing any obligations to the Lender;
     (b) liens or security interests securing any indebtedness or liabilities resulting from borrowings, loans or advances of the Borrower as permitted under Paragraph 5ar(ii);
     (c) liens for taxes, assessments, or other governmental charges or levies not yet due; and
     (d) liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction, or similar liens arising by operation of law in the ordinary course of business in respect of obligations that are not yet due.
Dated this 10th day of August, 2009.
This Agreement and related documents have been signed in the County of Lender’s address unless otherwise specified.
THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:		LENDER:

RULES-BASED MEDICINE, INC., a Delaware corporation		COMPASS BANK

By:	/s/ Patrick McClain	By:	/s/ Todd Jordan
	Patrick McClain, Chief Financial Officer		Todd Jordan, Senior Vice President

Address for Notice:		Address for Notice:

3300 Duval Road Austin, Texas 78759		5800 North Mopac Austin, Texas 78731

SCHEDULE A

INTEREST	PRINCIPAL AMOUNT/	FUNDING/	MATURITY	CUSTOMER	LOAN
RATE	CREDIT LIMIT	AGREEMENT DATE	DATE	NUMBER	NUMBER
Wall Street	$9,000,000.00	8/10/2009	8/10/2011
Journal’s Prime Rate, + 0.375% floating, per annum, not less than 4.0%, per annum.
SCHEDULE B
1.	Revolving Promissory Note in the original principal sum of $9,000,000.00 executed by Borrower.

2.	Commercial Security Agreement covering all of Debtor’s accounts receivable, inventory, equipment and general intangibles, now owned, or hereinafter acquired, executed by Debtor.

3.	Security Agreement/Collateral Assignment covering all of Borrower’s patents and trademarks

4.	UCC-1 Financing Statement covering Item 2 above.

5.	Cover sheet and necessary filing documents with U.S Patent and Trademark offices to cover perfection of Item 3 above.

6.	Certificate of Corporate Resolution.

7.	Landlord’s Subordinations.

8.	Agreement to Provide Insurance.

9.	Leasehold Deed of Trusts and/or other forms of an assignment of lease.

10.	Notice of Final Agreement executed by Borrower and Guarantor.

11.	Non-representation letter.

EXHIBIT “B”
COMPLIANCE CERTIFICATE
     This Compliance Certificate is delivered pursuant to Paragraph 5 (q.) (iv) of the Commercial Loan Agreement dated August      , 2009 (together with all amendments and modifications, if any, from time to time made thereto, the “Loan Agreement”), between Rules-Based Medicine, Inc., a Delaware corporation (the “Borrower”) and Compass Bank. Unless otherwise defined, terms used herein (including the attachments hereto) have the meanings provided in the Loan Agreement.
     The undersigned, being the duly elected, authorized and qualified                      of Borrower, on behalf of the Borrower and solely in his or her capacity as a                      of the Borrower, hereby certifies and warrants that:

1.	The undersigned is a of the Borrower and that, as such, is authorized to execute this certificate on behalf of the Borrower.

2.	As of , 20 :		COMPLIANCE

	(a)	The Borrower was not in default of any of the provisions of the Loan Agreement during the period as to which this Compliance Certificate relates;	YES/NO

	(b)	Debt Service Coverage Ratio. Borrower’s Debt Service Coverage Ratio was at least to 1.0 as computed on Attachment 1 hereto; and	YES/NO

	(c)	Tangible Net Worth. Borrower’s Tangible Net Worth was at least $6,500,000.00, as computed on Attachment 1 hereto.	YES/NO

	(d)	Fixed Charge Coverage Ratio. Borrower’s Fixed Charge Coverage Ratio was at least 1.50 to 1.0 as computed on Attachment 1 hereto.	YES/NO
     IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this                     day of                     , 20      .

By:
Name:
Title:

Compliance Certificate

EXHIBIT “C”
BORROWING BASE AGREEMENT
     This Exhibit “C” is made a part of that certain Commercial Loan Agreement dated as of August 10, 2009 (together with all amendments and modifications, if any, from time to time made thereto, the “Agreement”), between RULES-BASED MEDICINE, INC., a Delaware corporation (“Borrower”) and COMPASS BANK (“Lender”).
     1. Borrowing Base. The aggregate principal amount advanced and remaining unpaid pursuant to the terms of that certain revolving promissory note dated August 10, 2009 in the principal amount of $9,000,000.00 (the “Note”) shall not exceed the lesser of $9,000,000.00 or the Maximum Amount.
     The term “Maximum Amount” shall mean the lesser of (a) the sum of (i) 85% of Borrower’s Eligible Accounts Receivable from eligible domestic and Canadian accounts receivable, (ii) 90% of Borrower’s Eligible Accounts Receivable on international and foreign accounts receivable covered by receivable insurance issued by an issuer reasonably acceptable to Lender, (iii) 70% of Borrower’s Eligible Accounts Receivable on international and foreign accounts receivable not covered by receivable insurance that arc from a foreign subsidiary of a domestic based publicly traded company not to exceed $500,000.00, (iv) 50% of Borrower’s Eligible Accounts Receivable on international and foreign accounts receivable not covered by receivable insurance not to exceed $500,000.00 and (v) 60% of the value of Eligible Inventory provided, however, that the outstanding principal balance of all advances against Borrower’s Eligible Inventory shall not at any time exceed in the aggregate the lesser of 150% of Borrower’s margined Eligible Accounts Receivable or $4,500,000.00 or (b) an amount that, when used as the pro forma “Borrowing Base” and amortized over three (3) years for purposes of calculating the Pro Forma Debt Service Coverage Ratio as provided in item (10) of Paragraph 5aq(ii) of the Commercial Loan Agreement as of the end of the previous four (4) quarters, would allow for Borrower to comply with the Pro Forma Debt Service Coverage Ratio test under Section 5aq(ii) of the Commercial Loan Agreement as of the end of such previous four (4) quarters.
     As used herein, “Eligible Accounts Receivable” shall mean the aggregate of all accounts receivable of Borrower which have been created in the ordinary course of Borrower’s business and upon which Borrower’s right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and in which Lender has a perfected security interest, and shall not include:
any account which is more than ninety (90) days past due;
any account for which there exists a right of set off, defense or discount for which there has been an assertion by a third party of any valid set off, defense or discount, except regular discounts allowed in the ordinary course of business to promote prompt payment and (for which no defense or counterclaim has been asserted);

any account which represents an obligation of any local, state or federal governmental agency or entity, unless the assignment of such account is permitted by the Assignment of Claims Act or similar statute, and Borrower has complied with all conditions for such an assignment to be made to the reasonable satisfaction of Lender;
any account which arises out of a contract or order which, by its terms, forbids or makes void or unenforceable any assignment by Borrower to Lender of the account receivable arising with respect thereto;
any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, Affiliate, partner, parent or subsidiary of Borrower;
any account which represents an obligation of a Customer of Borrower when 30% or more of Borrower’s accounts from such Customer are not eligible pursuant to any of the preceding exclusions from the definition of Eligible Account Receivable;
and any account on which the Lender is not or does not continue to be, in the Lender’s reasonable discretion, satisfied with the credit standing of the Customer of Borrower in relation to the amount of credit extended.
     “Eligible Inventory” shall mean the aggregate of all of Borrower’s inventory other than (a) work in process; (b) in the event that the Lender has taken a security interest in the inventory, all inventory in which the Lender does not have a first priority perfected security interest; (c) inventory which is not located at 3300 Duval Road, Austin, Texas 78759 and/or 7 Wesvallcy Rd., Suite 2, Lake Placid, New York 12946; (d) inventory on consignment; (e) repossessed inventory; (f) obsolete inventory; (g) inventory that is not in good condition or that fails to meet government standards; and (h) inventory that the Lender in its reasonable discretion determines to be ineligible. Inventory will be valued based on the book value carried on Borrower’s books and records.
     “Customers” shall mean the account debtors obligated on the Accounts Receivable.
     “Accounts Receivable” shall mean the aggregate of all of the Borrower’s accounts, instruments, contract rights, chattel paper, documents, and general intangibles arising from the sale of goods and/or the rendition of services by the Borrower in the ordinary course of business, and the proceeds thereof and all security and guaranties therefor, whether now existing or hereafter created, and all returned, reclaimed or repossessed goods, and all books and records pertaining to the foregoing.
     2. Reporting. In addition to any reporting requirements required under the Commercial Loan Agreement to which this Borrowing Base Exhibit is attached, the Borrower will submit the following in form and substance satisfactory to Lender on the schedules set forth below and on the date of each request for an advance under the Note:
Accounts Receivable Aging. Not later than twenty (20) days after and as of the end of each month, a listing of accounts receivable aged from date of invoice.
Listing of Inventory. Not later than twenty (20) days after and as of the end of each month, or on the request of Lender, a list of the Borrower’s Inventory.
Ineligible Report. Not later than twenty (20) days after and as of the end of each month in the form attached hereto as Exhibit C–1.
     3. Mandatory Payment. In the event the aggregate principal outstanding balance of advances under the Note exceed the Borrowing Base, Borrower shall immediately and without notice or demand of any kind, make such payments as shall be necessary to reduce the principal balance of the Note below the Borrowing Base.

BORROWER:		LENDER:
RULES-BASED MEDICINE, INC., a Delaware corporation		COMPASS BANK

By:	/s/ Pat McClain Pat McClain, Chief Financial Officer	By:	/s/ Todd Jordan Todd Jordan, Senior Vice President

EXHIBIT C
ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION

Company:	Rules-Based Medicine

Line Amount:	$ 9,000,000.00	Period Ending:

ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION FORM

1. Accounts Receivable
a.	Total Receivables

b.	Less: Accounts over 90 days old

c.	Less: Other

d.	Other Adjustments

e.	Total Ineligibles

f.	Total Available Accounts Receivable Less Ineligibles for this Period:

2. Inventory
a.	Total Inventory

b.	Less: Work in Process

c.	Less: Other

d.	Other Adjustments

e.	Total Ineligibles

f.	Total Inventory Less Ineligibles for this period:

LOAN REQUEST

3. Loan Value of Above Collateral
a.	Net Accounts Receivable Loan Value	(‘Ineligibles’ line N.)

b.	Net Inventory Loan Value	(60% of line 2f.)	60%

INVENTORY CAP (The lesser of 3b., 150% of 3a., or $4,500,000)

c.	Inventory Cap

d.	Total Collateral Value for this Period

e.	Net Borrowing Base

f.	Commitment amount	$9,000,000

g.	Net Eligible Collateral Value for this Period (lesser of 3e or 3f)

3. Loan Balance
a.	Loan Balance from Last Report

b.	Add: Draws

c.	Less: Payments

d.	Loan Balance for this Period

Cash Flow Variables

	Rate	Dsc 1.35 Cash Flow

4. Max Draw Availability

4. Excess (Deficit)

—BORROWER CERTIFICATION—
The undersigned hereby warrants that the foregoing is a correct statement regarding the assignment of new accounts receivable, collection of accounts receivable assigned to Compass Bank and that the reconciliation figures are fully and correctly set forth.

Authorized Signature	Title

EXHIBIT C-1

Rules-Based Medicine Ineligible Report	Date: Period Ending:

In accordance with the Credit Agreement dated July XX, 2009 by and between Rules-Based Medicine, Inc., a Texas corporation (“Borrower”), and Compass Bank (“Lender”), I , of the Borrower hereby certify and warrant that the following schedule accurately states Borrower’s Eligible Accounts Receivable, and Borrower’s Borrowing Base as of the date hereof:

A.	U.S. Domestic & Canadian account totals:

B.	Less U.S. Domestic & Canadian accounts over 90 days old:

C.	Less other:
U.S. Domestic & Canadian accounts less ineligibles:

		Advance Rate:	85%

Total Eligible U.S. Domestic & Canadian accounts:

D.	Insured International account totals[1]:

E.	Less Insured International accounts over 90 days old[1]:

F.	Less other[1]:

Insured International accounts less ineligibles[1]:

		Advance Rate:	90%

Total Eligible Insured accounts:

G.	Uninsured International U.S. Subsidiary account totals[2]:

H.	Less Uninsured International U.S. Subsidiary accounts over 90 days old[2]:

I.	Less other[2]:

Uninsured International U.S. Subsidiary accounts less ineligibles[2]:

		Advance Rate:	70%

Total Eligible Uninsured International U.S. Subsidiary accounts—Capped at $500,000:

J.	Uninsured International account totals:

K.	Less Uninsured International accounts over 90 days old:

L.	Less other:

Uninsured International accounts less ineligibles:

		Advance Rate:	50%

Total Eligible Uninsured International accounts—Capped at $500,000:

M.	TOTAL INELIGIBLE ACCOUNTS:

N.	TOTAL ELIGIBLE ACCOUNTS RECEIVABLE:

[1]	Insured accounts receivable placed through and/or approved by BBVA Compass subsidiary, Compass Insurance. Subject to a formal underwriting approval process.

[2]	International accounts that are from a foreign subsidiary of a Domestic based Publicly-Traded Company

ATTACHMENT 1
Calculation as of Quarter ending

TANGIBLE NET WORTH:
Total Owners Equity
Plus: Subordinated Debt
Less: Note Receivable (owner/affiliate)
Less: Prepaid Rent
Less: Other Receivables
Less: Employee Advances
Less: Intangibles, net
Less: Goodwill, net
Less: Investments
Less: Investment in Subsidiary (excluding EDI)

Required minimum covenant total of at least $6,500,000 Total	$0

PRO-FORMA DEBT SERVICE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Equity/acceptable sub debt
Plus: Non-Cash Expenses
Less Dividends
Less. Distributions
Less. Non-Financed Cap Exp
Less. Cash Investments in Affiliates

Subtotal

NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid

RLOC Balance at qrt end

Interest Rate at qrt end

Annual Pro-forma Debt Svc

Plus. Interest Expense

Total
Required minimum covenant ratio of at least 1.35:1 (1.50:1 starting Sept. 2009)
Ratio

FIXED CHARGE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Non-Cash Expenses
Plus: Equity/acceptable sub debt
Plus: Lease Expenses
Less: Taxes
Less: Dividends
Less: Distributions
Less: Non-Financed Cap Exp
Less: Cash Investments in Affiliates

Subtotal

FYE NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity /acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity/acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid
Plus: Lease Expense
Plus: Interest Expense

Total
Required minimum Fixed Charge Coverage of at least 1.50:1
Ratio

By:	Its:	Date:

EXHIBIT C
ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION

Company:	Rules-Based Medicine

Line Amount:	$9,000,000.00	Period Ending:

ACCOUNTS RECEIVABLE AND INVENTORY RECONCILIATION FORM

1. Accounts Receivable
a. Total Receivables

b. Less: Accounts over 90 days old

c. Less. Other

d. Other Adjustments

e. Total Ineligibles

f. Total Available Accounts Receivable Less Ineligibles for this Period:

2. Inventory

a. Total Inventory

b. Less: Work In Process

c. Less. Other

d. Other Adjustments

e. Total Ineligibles

f. Total Inventory Less Ineligibles for this period:

LOAN REQUEST

3. Loan Value of Above Collatoral
a. Net Accounts Receivable Loan Value	(‘Ineligibles’ line N.)

b. Net Inventory Loan Value	(60% of line 2f.) 60%

INVENTORY CAP (The lesser of 3b, 150% of 3a., or $4,500,000)

c. Inventory Cap

d. Total Collateral Value for this Period

e. Net Borrowing Base

f. Commitment amount	$9,000,000

g. Net Eligible Collateral Value for this Period (lesser of 3e or 3f)

3. Loan Balance
a. Loan Balance from Last Report

b. Add: Draws

c. Less: Payments

d. Loan Balance for this Period

Cash Flow Variables
Rate Dsc 1.50 Cash Flow

4. Max Draw Availability

4. Excess (Deficit)

—BORROWER CERTIFICATION—
The undersigned hereby warrants that the foregoing is a correct statement regarding the assignment of new accounts receivable, collection of accounts receivable assigned to Compass Bank and that the reconciliation figures are fully and correctly set forth.

Authorized Signature	Title

EXHIBIT C-1

Rules-Based Medicine	Date:
Ineligible Report	Period Ending:

In accordance with the Credit Agreement dated July XX, 2009 by and between Rules-Based Medicine, Inc., a Texas corporation (“Borrower”), and Compass Bank (“Lender”), I                                           ,                                             of the Borrower hereby certify and warrant that the following schedule accurately states Borrower’s Eligible Accounts Receivable, and Borrower’s Borrowing Base as of the date hereof:

A.	U.S. Domestic & Canadian account totals:

B.	Less U.S. Domestic & Canadian accounts over 90 days old:

C.	Less other:

U.S. Domestic & Canadian accounts less ineligibles:

		Advance Rate:	85%

Total Eligible U.S. Domestic & Canadian accounts:

D.	Insured International account totals[1]:

E.	Less Insured International accounts over 90 days old[1]:

F.	Less other[1]:

Insured International accounts less ineligibles[1]:

		Advance Rate:	90%

Total Eligible Insured accounts:

G.	Uninsured International U.S. Subsidiary account totals[2]:

H.	Less Uninsured International U.S. Subsidiary accounts over 90 days old[2]:

I.	Less other[2]:

Uninsured International U.S. Subsidiary accounts less ineligibles[2]:

		Advance Rate:	70%

Total Eligible Uninsured International U.S. Subsidiary accounts—Capped at $500,000:

J.	Uninsured International account totals:

K.	Less Uninsured International accounts over 90 days old:

L.	Less other:

Uninsured International accounts less ineligibles:

		Advance Rate:	50%

Total Eligible Uninsured International accounts—Capped at $500,000:

M.	TOTAL INELIGIBLE ACCOUNTS:

N.	TOTAL ELIGIBLE ACCOUNTS RECEIVABLE:

[1]	Insured accounts receivable placed through and/or approved by BBVA Compass subsidiary, Compass Insurance. Subject to a formal underwriting approval process.

[2]	International accounts that are from a foreign subsidiary of a Domestic based Publicly-Traded Company

ATTACHMENT 1
Calculation as of Quarter ending

TANGIBLE NET WORTH:
Total Owners Equity
Plus: Subordinated Debt
Less: Note Receivable (owner/affiliate)
Less: Prepaid Rent
Less: Other Receivables
Less: Employee Advances
Less: Intangibles, net
Less: Goodwill, net
Less: Investments
Less: Investment in Subsidiary (excluding EDI)

Required minimum covenant total of at least $6,500,000	Total	$0
PRO-FORMA DEBT SERVICE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Equity/acceptable sub debt
Plus: Non-Cash Expenses
Less: Dividends
Less: Distributions
Less: Non-Financed Cap Exp
Less: Cash Investments in Affiliates

Subtotal

NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Equity/acceptable sub debt

Plus: Non-Cash Expenses

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid

RLOC Balance at qrt end

Interest Rate at qrt end

Annual Pro-forma Debt Svc

Plus: Interest Expense

Total
Required minimum covenant ratio of at least 1.35:1 (1.50:1 starting Sept, 2009)

Ratio

FIXED CHARGE COVERAGE RATIO: (Rolling 4 Quarters)

	MARCH	JUNE	SEPT	DEC
Net Income Before Tax
Plus: Interest Expense
Plus: Depreciation
Plus: Non-Cash Expenses
Plus: Equity/acceptable sub debt
Plus: Lease Expenses
Less: Taxes
Less: Dividends
Less: Distributions
Less: Non-Financed Cap Exp
Less: Cash Investments in Affiliates

Subtotal

FYE NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity/acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Quarter to date NIBT

Plus: Interest Expense

Plus: Depreciation

Plus: Non-Cash Expenses

Plus: Equity/acceptable sub debt

Plus: Lease Expenses

Less: Taxes

Less: Dividends

Less: Distributions

Less: Non-Financed Cap Exp

Less: Cash Investments in Affiliates

Subtotal

Cash flow available for Debt Service

Existing CMLTD Paid
Plus: Lease Expense
Plus: Interest Expense

Total
Required minimum Fixed Charge Coverage of at least 1.50:1

Ratio

By:	Its:	Date:

REVOLVING PROMISSORY NOTE

$9,000,000.00	Austin, Texas	August 10, 2009
     For value received, the undersigned (“Makers,” whether one or more), jointly and severally if more than one person, promise to pay to the order of COMPASS BANK, an Alabama state chartered bank (the “Holder”) at its address 5800 North Mopac, Austin, Travis County, Texas 78731, in legal and lawful money of the United States of America, the principal sum of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00), together with interest from the date of this Note (the “Loan Date”) until maturity, on the balance of that principal sum, from time to time, advanced and remaining unpaid, at a varying rate per annum (the “Contract Rate”). The Contract Rate shall equal the lesser of (i) the sum of the Prime Rate as quoted in the Wall Street Journal listing of Money Rates, also known as the base rate on corporate loans by at least seventy-five percent (75%) of the nation’s thirty (30) largest banks, plus three hundred seventy-five/thousandths percent (0.375%), per annum, or (ii) Maximum Rate, provided, however, the Contract Rate shall never be less than four percent (4.0%). The initial Contract Rate shall be four percent (4.0%), per annum. Adjustments in the Contract Rate shall be made simultaneously with adjustments in the Prime Rate. If the Prime Rate is no longer available or quoted, Holder may designate a different comparable rate. Interest before maturity shall be calculated on the basis of a 360-day year, so that the daily interest rate under this Note shall be 1/360th of the Contract Rate, unless such calculation produces a usurious rate, in which event interest shall be calculated at the Maximum Rate. Matured, unpaid principal and interest shall bear interest from maturity until paid, at the lesser of (a) the Maximum Rate, or (b) a rate equal to the Contract Rate plus five percent (5.0%) per annum. The term “Maximum Rate”, as used herein, means the greater of (i) the highest rate permitted by applicable federal law, or (ii) a rate per annum equal to the indicated rate ceiling determined weekly in accordance with the computation specified in Section 303.003, Texas Finance Code, as such indicated rate ceiling is in effect from time to time during the term hereof, subject to the provisions of Section 303.009, Texas Finance Code. If the Maximum Rate is increased by statute or other governmental action subsequent to the date hereof, then the Makers agree that the new Maximum Rate will be applicable hereto from the effective date of the new Maximum Rate, unless such application is precluded by the statute or governmental action or by the general law of the jurisdiction governing this instrument.
     Makers shall pay the indebtedness, principal and interest, evidenced by this Note (the “Indebtedness”) as follows:
Accrued interest shall be due and payable monthly as it accrues, beginning one (1) month after the Loan Date and continuing regularly thereafter on the same day of each calendar month (or on the last day of the month in the event any calendar month has no such date) until two (2) years after the Loan Date (“Maturity Date”), when the entire balance hereof, principal and accrued interest remaining unpaid, shall be then due and payable.

     To the extent permitted by law, a delinquency charge will be imposed in an amount not to exceed five (5%) of any payment that is more than ten (10) days late. Makers agree not to send Holder payments marked “paid in full,” “without recourse,” or similar language. If Makers send such a payment, Holder may accept it without losing any of Holder’s rights under this Note, and Makers will remain obligated to pay any further amounts owed or that may become owed to Holder. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount, must be mailed or delivered to: Compass Bank, P.O. Box 3096, Birmingham, AL 35202.
     Makers have elected, and hereby elect, to authorize Holder to effect payment of sums due under this Note by means of debiting the Makers= account with Holder that is identified by account number 2515967969. The Makers’ authorization to debit such account shall not affect the Makers’ obligation to pay such sums when due, without notice, if there are insufficient funds in such account to pay such sums in full on the due date thereof, nor shall Makers be relieved of any obligation to pay such sums immediately upon demand, if Holder fails to debit such account.
     Prior to an “Event of Default” (as that term is defined in the Commercial Loan Agreement described below), payment on the Indebtedness shall be credited first to accrued, unpaid interest, then to principal, if any, that is not secured by the hereinafter-described liens, and the remainder to the remaining part of the principal, except to the extent provided in the Commercial Loan Agreement; but after an Event of Default, Holder may credit payment in whatever lawful manner it chooses. Makers shall have the right to prepay the Indebtedness in full or in part, at any time, without premium or penalty. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Makers are responsible under this Note or any other agreement with Holder pertaining to this Note before such amounts are due, whether such prepayment arises from a voluntary or involuntary prepayment, acceleration of maturity, or any other cause or reason. Prepayment in part shall consist of payment of any portion of the unpaid principal balance before it is due, whether such prepayment arises from a voluntary or involuntary prepayment, acceleration of maturity, or any other cause or reason. Unless otherwise agreed by Holder in writing and provided that Makers are current on all amounts due, payments applied to this Note before Holder’s creation of a billing statement for the next payment due will be applied entirely to principal, and payments applied to this Note after the creation of such billing statement will be applied according to that billing statement. Unless otherwise agreed by Holder in writing and provided that Makers are current on all amounts due, payments applied to this Note before Holder’s creation of a billing statement for the next payment due shall not relieve Makers or Makers’ obligation to continue making, uninterrupted, payments under this Note. Makers agree that all loan fees and other prepaid charges are earned fully as of the Loan Date and will not be subject to refund, except as required by law.
     Regardless of any contingency, event, or agreement between Holder and Makers, the interest contracted for, taken, received, reserved or charged, directly and indirectly, by Holder, in connection with the transaction of which this Note is a part (the “Loan Transaction”), shall never exceed the maximum, nonusurious amount Holder may contract for, take, receive, reserve and charge under applicable law. If Holder receives interest in excess of such nonusurious amount, then Holder shall

2

either refund that excess to Makers or credit that excess, as of the time received, to the unpaid principal under this Note, at Makers’ option. Holder’s crediting of payments on this Note, as between interest and principal, shall be provisional until the Indebtedness is fully paid, when a final and binding crediting shall be made. In addition, the principal required to be paid by this Note shall not exceed the sum of all advances made by Holder under this Note (including, without limitation, any advances made and retained by Holder in payment of interest or fees). If any of the provisions of this Paragraph conflict with any provision(s) in any other paragraph in this Note, or any provision(s) in any other agreement signed by Makers, the provisions of this Paragraph shall control and govern the interpretation of this Note and any such other agreement.
     If Makers fail to make timely any payment required by this Note or to perform timely any other obligation owed to Holder, or if any person breaches any covenant made in any Loan Agreement, Commercial Security Agreement, Security Agreement or any other security document, that secures payment of any of the Indebtedness, or in any guaranty agreement by which payment of any of the Indebtedness is guaranteed, Holder may, to the extent it elects and to the extent provided in the Commercial Loan Agreement (as defined below), accelerate the maturity of all indebtedness owed by Makers, or any of them, to Holder. If Holder retains an attorney in connection with any default in payment of the Indebtedness, or in performance of any covenant or obligation described above, if Holder brings suit on this Note, or if Makers, or any of them, bring any suit against Holder and do not prevail, then Makers shall pay to Holder, on demand, the amount of all reasonable attorneys’ and/or collection fees incurred by Holder to the extent provided in the Commercial Loan Agreement. The portion of that amount that has been demanded by Holder and not paid by Makers as provided in the Commercial Loan Agreement shall bear interest at the same rate at which interest accrues on matured, unpaid principal and interest under this Note; and interest accruing pursuant to this sentence shall be paid to Holder by Makers on demand.
     Each of Makers, each guarantor of any of the Indebtedness, and each person who grants any lien or security interest to secure payment of any of the Indebtedness, as and to the extent provided in the Commercial Loan Agreement, (i) waives all notices (including, without limitation, notice of intent to accelerate, notice of acceleration and notice of dishonor), demands for payment, presentment, protest and diligence in bringing suit and in the handling of any security; (ii) agrees to application of any bank balance of Makers, or any of them, to payment of the Indebtedness before or after maturity; and (iii) agrees that with regard to the Indebtedness, and any other indebtedness owed by Makers, or any of them, to Holder, none of certain actions by or at the request of one or more of Makers, whether with or without notice and whether before or after maturity, shall release or diminish any obligation or liability owed by him, to Holder, such certain actions being as follows: any and all renewals, extensions, rearrangements, modifications (including, without limitation, changes in interest rate), partial payments, indulgences of any kind, releases of any other person(s) obligated to pay any of the Indebtedness, and releases or substitutions of security, in whole or part.
     In connection with the Loan Transaction, Makers are neither seeking nor obtaining from Holder anything other than the use of money; and all consideration paid or to be paid by Makers, each of them, to Holder, including, without limitation, all agreements, contracts and other documents executed in connection with the Loan Transaction, shall be solely for such use of money. If Holder provides anything other than the use of money, including any goods and/or services, in connection with the Loan Transaction, the providing thereof shall be solely at Holder’s option, for Holder’s

3

exclusive benefit and without Holder’s receipt of any consideration therefor. All agreements, contracts and other documents executed in connection with any indebtedness or obligations owed by Makers, or any of them, to Holder, including, without limitation, all agreements, contracts and other documents executed in connection with the Loan Transaction (“Loan Documents”), shall be subject to, governed by, and construed in accordance with, the laws of the State of Texas and the United States.
     Makers may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note as provided in the Commercial Loan Agreement, provided that no Default then exists under the Commercial Loan Agreement of even date herewith between Makers as “Borrower” and Holder as “Lender” (as the same may hereafter be amended, modified and/or restated, the “Commercial Loan Agreement”), and provided that the borrowings hereunder do not exceed the Borrowing Base (as defined in the Commercial Loan Agreement) or other limitation on borrowings by Makers set forth in the Commercial Loan Agreement. Holder shall incur no liability for its refusal to advance funds based upon its reasonable determination that any conditions of such further advances have not been met. Holder’s records of the amounts borrowed from time to time shall be prima fascia evidence thereof. Holder and Makers expressly agree that Chapter 346 (“Chapter 346”) of the Texas Finance Code shall not apply to this Note or to any advances under this Note and that neither this Note or any such advances shall be governed by or subject to the provisions of Chapter 346 in any manner whatsoever. This Note is subject to the terms of the Commercial Loan Agreement.
     The liens (and/or security interests) that secure payment of the Indebtedness include the following:
     1. The Note is secured by security interest(s) granted in a Commercial Security Agreement of even date herewith between Makers as “Owner” and Holder as “Lender” (as the same may hereafter be amended, modified and/or restated, the “Commercial Security Agreement”) covering personal property more particularly described therein.
     2. The Note is additionally secured by security interest(s) granted in a Security Agreement (Patents and Trademarks) of even date herewith between Makers as “Grantor” and Holder as “Lender” (as the same may hereafter be amended, modified and/or restated, the “Security Agreement”) covering personal property more particularly described therein.
     3. The Note is additionally secured by all other documents now, hereafter or previously signed by Makers or any other person to secure the payment of this Note or the performance and discharge of Makers’ obligations under this Note or the Loan Documents.
     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4

RULES-BASED MEDICINE, INC., a Delaware corporation
By:
Patrick McClain, Chief Financial Officer

5

COMMERCIAL SECURITY AGREEMENT

LENDER		OWNER OF COLLATERAL
COMPASS BANK		RULES-BASED MEDICINE, INC.
5800 North Mopac
Austin, Texas 78731
ADDRESS
3300 Duval Road
Austin, Texas 78759

		TELEPHONE NO.	IDENTIFICATION NO.

BORROWER		LOCATION OF COLLATERAL
RULES-BASED MEDICINE, INC.		3300 Duval Road
Austin, Texas 78759
and
7 Wesvalley Rd., Suite 2
Lake Placid, New York 12946
ADDRESS
3300 Duval Road
Austin, Texas 78759

TELEPHONE NO.	IDENTIFICATION NO.
1. SECURITY INTEREST. Owner of Collateral (Owner) grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.
2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower’s and Owner’s present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness (including costs of collection, legal expenses and attorneys fees, incurred by Lender upon the occurrence of a Default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral), liabilities, obligations and covenants (cumulatively Obligations) to Lender pursuant to:
     a. this Agreement and the following promissory notes and agreements:

INTEREST	PRINCIPAL AMOUNT/	FUNDING/	MATURITY	CUSTOMER	LOAN
RATE	CREDIT LIMIT	AGREEMENT DATE	DATE	NUMBER	NUMBER
Wall Street	$9,000,000.00	8/___/2009	8/___/2011
Journal’s Prime Rate,
+ 0.375% floating, per
annum, not less than
4.0%, per annum.
Page 1 of 11                      Initials

b.	all other present or future, written or oral, agreements between Borrower or Owner to Lender (whether executed for the same or different purposes than the preceding documents); and
c.	all amendments, modifications, replacements or substitutions to any of the foregoing.
3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner=s rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:
•	All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;
•	All chattel paper including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;
•	All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;
•	All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;
•	All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;
•	All general intangibles, including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;
•	All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;
•	All inventory including, but not limited to, the inventory described on Schedule A attached hereto and incorporated herein by this reference;
•	All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;
•	All standing timber located on the real property described on Schedule D attached hereto and incorporated herein by this reference;
•	Other:
All monies, instruments and savings, checking or other deposit accounts within Lender’s custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);
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All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
All proceeds and products of any of the above;
All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and
All books and records pertaining to any of the above.
4. OWNER=S TAXPAYER IDENTIFICATION. Owner’s federal taxpayer identification number is: 22-3860791.
5. RESIDENCY/LEGAL STATUS. Owner is a corporation, duly organized and validly existing under the laws of the State of Delaware.
6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:
(a)	Owner is and shall remain the sole owner of the Collateral free of all tax and other liens, security interests, encumbrances and claims of any kind except as specifically permitted by this Agreement and the Loan Documents and except for dispositions specifically permitted by this Agreement and the Loan Documents;
(b)	Neither Owner nor, to the best of Owner=s knowledge, any other party has used, generated, released, discharged, stored, or disposed of any Hazardous Materials as defined in the Commercial Loan Agreement of even date herewith between Owner and Lender (“Loan Agreement”) or transported any Hazardous Materials across any property owned or leased by Owner under Owner’s control. Owner shall not commit or permit such actions to be taken in the future;
(c)	Owner’s chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner’s other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
(d)	Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without obtaining Lender’s prior written consent thereto, which will not be unreasonably withheld, delayed or conditioned;
(e)	Owner shall notify Lender of the nature of any intended change of Owner=s name, or the use of any trade name, and the effective date of such change;
(f)	The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender, those described on Schedule D attached hereto and incorporated herein by this reference and any Permitted Liens. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims prohibited hereunder;
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(g)	Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein except for those belonging to Lender, those described on Schedule D and any Permitted Liens;
(h)	All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner’s executive offices, places of business, residence and domiciles specifically described in this Agreement unless written notice of another location is given to Lender within ten (10) days of any relocation;
(i)	Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral;
(j)	To the best of Owner’s knowledge, all of Owner’s accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any valid claim, defense, setoff or counterclaim of any kind, provided that, if the same shall be subject to an assertion by a third party of any valid claim, defense, setoff or counterclaim of any kind, it will be excluded from the Borrowing Base hereunder, to the extent of the amount in dispute and to the extent provided in the Borrowing Base Agreement and provided further, that the occurrence of such an assertion, in of itself, shall not be a Default;
(k)	Owner shall not amend, modify, replace or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral which is outside the ordinary course of Owner’s business and materially and adversely affects the Collateral without the prior written consent of Lender;
(l)	Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner=s execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
(m)	No action or proceeding is pending against Owner which could reasonably be expected to result in a material and adverse change in Borrower’s business operations or financial condition, taken as a whole, or materially affect the Collateral;
(n)	Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including, but not limited to, those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition, taken as a whole, or the Collateral; and
(o)	This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.
7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender, except for sales of inventory to buyers in the ordinary course of business and other assignments, conveyances, sales and transfers permitted under the Commercial Loan Agreement. Lender will promptly provide Borrower upon Borrower’s request with partial releases and UCC terminations with respect to any assets or properties subject to any assignments, conveyances, sales and transfers permitted under the Commercial Loan Agreement.
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8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain its security interest in the Collateral and establish and maintain its right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest, and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable as provided in paragraph 11 of the Loan Agreement. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law.
9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender, upon five (5) days written notice to Owner, to contact any third party and make any inquiry pertaining to Owner’s financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.
10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively Indebtedness) to Lender whether or not a Default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.
11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner=s name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender’s actions in connection with the Indebtedness. Unless an Event of Default has occurred and is continuing, any funds received on account of the endorsement of checks payable to the Owner shall be deposited in the bank account of the Owner. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement, including, but not limited to, executing and filing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Lender’s performance of such action or execution of such documents shall not
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relieve Owner from any obligation to cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.
12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its businesses, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance in all material respects with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender which is outside the ordinary course of Owner’s business and materially and adversely affects the Collateral. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed if such removal might result in a material adverse effect on the Owner, or the Collateral, without the prior written consent of Lender, and shall be made at Owner’s sole expense. Owner shall take all reasonable actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.
13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively Loss or Damage) to all or any part of the Collateral. In the event of any Loss or Damage in excess of $250,000.00, net of insurance proceeds, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral to be applied to reduce the amount outstanding under the Obligations.
14. INSURANCE. Owner shall maintain and cause to be maintained insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is described in the Agreement to Provide Insurance. OWNER MAY FURNISH REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY OWNER OR THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS, BUT LENDER MAY REFUSE ANY INSURER FOR REASONABLE CAUSE. The insurance policies shall require the insurance company to provide Lender with at thirty (30) days= written notice before such policies are altered or canceled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, canceling any policy or endorsing Owner’s name on any draft or negotiable instrument drawn by any insurer.
15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner’s obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities
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(including attorneys’ fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively Claims) pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender’s performance of Owner’s obligations with respect to the Collateral except to the extent such Claims are attributable to the gross negligence or willful misconduct on the part of Lender. It is the express intention of the parties hereto that the indemnity provided for herein is intended to and shall indemnify and protect Lender from the consequences of Lender’s own negligence, whether or not that negligence is the sole or concurring cause of any claim, damage, liability, loss, deficiency, penalty, cost or expense. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys’ fees, legal expenses and other costs incurred in connection therewith. . If Owner fails to perform its obligations under this paragraph, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner’s cost.
16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers’ compensation premiums) in a timely manner.
17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner’s books and records pertaining to Owner’s business operations and financial condition or the Collateral during normal business hours subject to and in accordance with the provisions of the Loan Agreement. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender’s security interest in its books and records pertaining to the Collateral.
18. The terms “Default” and “Event of Default” shall have the meanings assigned to such terms in the Loan Agreement.
19. RIGHTS OF LENDER ON AN EVENTOF DEFAULT. If there is an Event of Default under this Agreement or the Loan Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law) while such Event of Default is continuing:
(a)	to declare the Obligations immediately due and payable in full;

(b)	to collect the outstanding Obligations with or without resorting to judicial process;

(c)	to change Owner’s mailing address, open Owner’s mail, and retain any instruments or other remittances constituting the Collateral contained therein;

(d)	to lawfully and peaceably take possession of any Collateral in any manner permitted by law;

(e)	to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner’s financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

(f)	to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
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(g)	to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process subject to and in accordance with the Uniform Commercial Code;

(h)	to setoff Owner’s obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

(i)	to exercise all other rights available to Lender under any other written agreement or applicable law.
Lender’s rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any of the Collateral by way of a prejudgment remedy in an action against Owner, Owner hereby waives the posting of any bond which might otherwise be required. Owner waives and consents to any release or other impairment of any Collateral because of any failure of Lender to perfect its security interest, any damage to the Collateral, or any other reason whatsoever, even if caused by Lender’s negligence.
20. APPLICATION OF PAYMENTS. Upon Default, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys’ fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.
21. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys= fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.
22. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Upon notice to Borrower, Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement to any federally insured financial institution without the prior consent of Owner in any manner. Except as provided in the preceding sentence, Lender shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement or the Loan Documents without the prior written consent of Owner, which will not be unreasonably withheld, delayed or conditioned.
23. MODIFICATION AND WAIVER. The modification or waiver of any of Owner’s Obligations or Lender’s rights under this Agreement must be contained in a writing signed by Lender and Borrower. Lender may perform any of Owner’s Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion
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shall not constitute a waiver on any other occasion. Owner’s Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.
24. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees and devisees subject to the provisions of this Agreement and the Loan Agreement.
25. NOTICES. Any notice or other communication under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.
26. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.
27. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW. OWNER OF COLLATERAL CONSENTS TO THE JURISDICTION AND VENUE OF ANY COURT LOCATED IN THE COUNTY IN WHICH THIS AGREEMENT IS SIGNED OR IN WHICH OWNER OF COLLATERAL RESIDES IN THE EVENT OF ANY LEGAL PROCEEDING UNDER THIS AGREEMENT.
28. ATTORNEYS FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
29. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner=s business operations and financial condition or the Collateral in the form and manner as requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of intent to accelerate, notice of acceleration, notice of dishonor and protest except as required by law and the Loan Documents. All references to Owner in this Agreement shall include all parties signing below. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents. Capitalized terms not otherwise defined herein shall have the same meanings assigned to such terms in the Loan Agreement. If the terms of the Loan Agreement conflicts with the terms of this Agreement, the terms of the Loan Agreement shall control.
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30. ADDITIONAL TERMS. None.
Owner acknowledges that Owner has read, understands and agrees to the terms and conditions of this Agreement. This Agreement and related documents have been signed in the county of Lender’s address unless otherwise specified:
THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Dated: August ___, 2009.

LENDER: COMPASS BANK

By:
Todd Jordan, Senior Vice President

OWNER: RULES-BASED MEDICINE, INC., a Delaware corporation

By:
Patrick McClain, Chief Financial Officer

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SCHEDULE A
     All of the Owner’s accounts receivable, inventory, equipment and general intangibles, now owned or hereafter acquired.
SCHEDULE B
SCHEDULE C
SCHEDULE D
     The lien(s) securing payment of note(s) existing prior to the date hereof, as renewed, extended, reamortized, or otherwise adjusted periodically, executed by Owner, payable to the order of Stillwater National Bank and Trust Company and Dell Financial Services L.L.C. or their successors and assigns.
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SECURITY AGREEMENT
(Patents and Trademarks)
     THIS SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of August ___, 2009 by and between RULES-BASED MEDICINE, INC., a Delaware corporation, whose address is 3300 Duval Road, Austin, Texas 78759 (the “Grantor”), and COMPASS BANK, whose address is 5800 North Mopac, Austin, Texas 78731 (the “Lender”).
PRELIMINARY STATEMENT
     The Grantor and the Lender are entering into a Commercial Loan Agreement of even date herewith (as it may be amended, modified and/or restated from time to time, the “Loan Agreement”). The Grantor is entering into this Security Agreement in order to induce the Lender to enter into and extend credit to the Grantor under the terms of the Loan Agreement.
     ACCORDINGLY, the Grantor and the Lender, hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1. Terms Defined in Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.
     1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.
     1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:
     “Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.
     “Closing Date” means the date of the Loan Agreement.
     “Collateral” shall have the meaning set forth in Article II.
     “Default” shall have the meaning assigned to such term in the Loan Agreement.
     “Event of Default” shall have the meaning assigned to such term in the Loan Agreement.
     “Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.
     “General Intangibles” shall have the meaning set forth in Article 9 of the UCC.
     “Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements, whether as licensee or licensor, in and to any of its Patents or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

     “Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications, including, but not limited to the patents and patent applications identified in Exhibit “A” attached hereto and made a part hereof; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.
     “Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.
     “Secured Obligations” means all indebtedness, obligations and liabilities of the Grantor to Lender of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisitions by the Lender, be or have been payable to or in favor of a third party and subsequently acquired by the Lender (it being contemplated that the Lender may make such acquisitions from third parties), including without limitation, all indebtedness owing by the Grantor to the Lender now existing or hereafter arising under or pursuant to the Loan Agreement and that one certain Promissory Note of even date herewith, in the original principal amount of $9,000,000.00, executed by the Grantor, payable to the order of the Lender, and all indebtedness, obligations and liabilities of Borrower to Lender now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise.
     “Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof, including, but not limited to the trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof identified in Exhibit “B” attached hereto and made a part hereof, and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.
     “UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Texas or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral.
     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
ARTICLE II
GRANT OF SECURITY INTEREST
     In order to secure the prompt and complete payment and performance of the Secured Obligations, the Grantor hereby pledges, assigns and grants to the Lender, a security interest in all of its right, title and interest in, to and under the following described collateral, whether now owned by, or hereafter acquired by or arising in favor of the Grantor (all of which will be collectively referred to as the “Collateral”):

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(a)	all Patents and Trademarks;

(b)	all Licenses at any time relating to any of the foregoing;

(c)	all General Intangibles at any time evidencing or relating to any of the foregoing, together with all books and records, computer files, programs, printouts and other computer materials and records related thereto; and

(d)	all proceeds and products of any of the foregoing.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     The Grantor represents and warrants to the Lender that:
     3.1. Title, Perfection and Priority. The Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all liens, security interests and other encumbrances, except as specifically noted otherwise in the Loan Documents, and has full power and authority to grant to the Lender the security interest in such Collateral pursuant hereto. As provided in the Loan Agreement, until the occurrence of a Default, Lender shall not perfect the security interest and/or record the collateral assignment in the Collateral described in this Agreement. Once a Default has occurred and is continuing, Lender shall have the option to take whatever steps are necessary to perfect the security interest and/or record the collateral assignment in the Collateral and exercise any and all rights or remedies that Lender may have under this Agreement or the Loan Documents.
     3.2. Exact Names. The Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in (a) the Grantor’s organizational documents, as amended, as filed with the Grantor’s jurisdiction of organization, and (b) the records of the United States Patent and Trademark Office related to the Collateral. The Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.
     3.3. Intellectual Property. The Grantor does not have any interest in, or title to, any Patent or Trademark recorded in the United States Patent and Trademark Office except as set forth in Exhibits A and B. This Security Agreement is effective to create a valid and continuing security interest and, upon filing of an appropriate financing statement with the Secretary of State of the State of Delaware and this Security Agreement (or an abbreviated form of this Security Agreement) with the United States Patent and Trademark Office, fully perfected first priority security interests in favor of the Lender on the Grantor’s Patents and Trademarks, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Grantor; and all action necessary or desirable to protect and perfect the Lender’s Lien on the Grantor’s Patents and Trademarks shall have been duly taken.
     3.4. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Grantor as debtor has been filed or is of record in any jurisdiction.

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ARTICLE IV
COVENANTS
     From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, the Grantor agrees that, except as otherwise provided in the Loan Agreement:
     4.1. General.
          (a) Collateral Records. The Grantor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Lender, such reports relating to the Collateral as the Lender shall from time to time reasonably request.
          (b) Authorization to File Financing Statements; Ratification. Upon the occurrence of a Default under the Loan Agreement or any of the other Loan Documents, the Grantor hereby authorizes the Lender to file, and if requested will deliver to the Lender, all financing statements and other documents and take such other actions as may from time to time be requested by the Lender in order to maintain a first perfected security interest in the Collateral.
          (c) Further Assurances. The Grantor will, if so requested by the Lender, furnish to the Lender, as often as the Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as the Lender may reasonably request, all in such detail as the Lender may reasonably specify. The Grantor also agrees to take any and all actions, including, the execution and delivery of any additional documents and instruments reasonably requested by Lender, necessary to defend title to the Collateral against all persons and to defend the security interest of the Lender in the Collateral and the priority thereof against any lien, security interest or encumbrance not expressly permitted hereunder.
          (d) Disposition of Collateral. The Grantor will not sell, lease or otherwise dispose of the Collateral, except as otherwise provided in the Loan Agreement, provided that nothing herein shall prohibit or restrict Grantor from granting licenses with respect to the Collateral.
          (e) Liens. The Grantor will not create, incur, or suffer to exist any liens, security interests or other encumbrances on the Collateral except the security interest created by this Security Agreement.
          (f) Other Financing Statements. The Grantor will not authorize the filing of any financing statement (other than in favor of the Lender) naming it as debtor covering all or any portion of the Collateral. The Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Lender in accordance with the terms hereof without the prior written consent of the Lender, subject to the Grantor’s rights under Section 9-509(d)(2) of the UCC.
          (g) Compliance with Terms. The Grantor will perform and comply with all obligations in respect of the Collateral and all agreements to which it is a party or by which it is bound relating to the Collateral.
4.2.	Intellectual Property.
          (a) The Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for benefit of the Lender of any License held by the Grantor and to enforce the security interests granted hereunder.

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          (b) The Grantor shall notify the Lender immediately if it knows or has reason to know that any application or registration relating to any Patent or Trademark (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding the Grantor’s ownership of any Patent or Trademark, its right to register the same, or to keep and maintain the same.
          (c) In no event shall the Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency without giving the Lender prior written notice thereof, and, upon request of the Lender, the Grantor shall execute and deliver any and all security agreements as the Lender may request to evidence the Lender’s first priority security interest on such Patent or Trademark, and the General Intangibles of the Grantor relating thereto or represented thereby.
          (d) The Grantor shall use commercially reasonable efforts to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents and Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the Grantor shall reasonably determine that such Patent or Trademark is not material to the conduct of Grantor’s business.
          (e) The Grantor shall, unless it shall reasonably determine that such Patent or Trademark is in no way material to or necessary for the conduct of its business or operations, take all commercially reasonable actions to protect such Patent or Trademark from infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Lender shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark. In the event that the Grantor institutes suit because any of the Patents or Trademarks constituting Collateral is infringed upon, or misappropriated or diluted by a third party, the Grantor shall comply with Section 4.3.
     4.3 Commercial Tort Claims. The Grantor shall promptly, and in any event within two Business Days after the same is acquired by it, notify the Lender of any commercial tort claim (as defined in the UCC) acquired by it relating to any of the Collateral and, unless the Lender otherwise consents, the Grantor shall enter into an amendment to this Security Agreement, in a form reasonably required by the Lender, granting to the Lender a first priority security interest in such commercial tort claim.
     4.4. No Interference. The Grantor agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies.
     4.5. Change of Name or Location. The Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization or as it appears in official filings with the United States Patent and Trademark Office, (b) change the type of entity that it is, (c) change its organization identification number, if any, issued by its state of incorporation or other organization, or (f) change its state of incorporation or organization, in each case, unless the Lender shall have received at least thirty days prior written notice of such change and the Lender shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Lender’s security interest in the Collateral, or (2) any reasonable action requested by the Lender in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Lender in any Collateral), provided that, any new location shall be in the continental U.S.

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ARTICLE V
EVENTS OF DEFAULT AND REMEDIES
     5.1. Events of Default. The terms “Default” and “Event of Default” shall have the meanings assigned to such terms in the Loan Agreement.
     5.2. Remedies.
          (a) Upon the occurrence of an Event of Default, the Lender may exercise any or all of the following rights and remedies while such Event of Default is continuing:
          (i) those rights and remedies provided in this Security Agreement, the Loan Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Lender prior to an Event of Default;
          (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law when a debtor is in default under a security agreement; and
          (iii) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at the Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Lender may deem commercially reasonable.
          (b) The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (c) The Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.
          (d) Until the Lender is able to effect a sale, lease, or other disposition of Collateral, the Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.
          (e) Notwithstanding the foregoing, the Lender shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

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          (f) The Grantor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. The Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.
     5.3. Grantor’s Obligations Upon Default. Upon the request of the Lender after the occurrence of an Event of Default, the Grantor will:
          (a) assemble and make available to the Lender the Collateral and all books and records relating thereto at any place or places specified by the Lender, whether at the Grantor’s premises or elsewhere; and
          (b) permit the Lender, by the Lender’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy.
     5.4. Grant of Intellectual Property License. For the sole purpose of enabling the Lender to exercise the rights and remedies under this Article V at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any Patent or Trademark now owned or hereafter acquired by the Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.
ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY
     6.1. Authorization for Secured Party to Take Certain Action.
          (a) The Grantor irrevocably authorizes the Lender at any time and from time to time in the sole discretion of the Lender and appoints the Lender as its attorney in fact (i) to execute on behalf of the Grantor as debtor and to file financing statements necessary or desirable in the Lender’s sole discretion to perfect and to maintain the perfection and priority of the Lender’s security interest in the Collateral when otherwise authorized under the other terms of the Loan Agreement and this Security Agreement, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Lender in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Lender’s security interest in the Collateral, (iv) to apply the proceeds of any Collateral received by the Lender to the Secured Obligations, (v) to discharge past due taxes, assessments, charges, fees or liens on the Collateral other than Permitted Liens, and (vi) to do all other acts and things necessary to carry out this Security Agreement; and the Grantor agrees to reimburse the Lender on demand for any reasonable payment made or any reasonable expense incurred by the Lender in connection with any of the foregoing; provided that, this authorization shall not relieve the Grantor of any of its obligations under this Security Agreement or under the Loan Agreement.

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          (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Lender, under this Section 6.1 are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender agrees that, except for the powers granted in Section 6.1 (a)(v) and (vi), it shall not exercise any power or authority granted to it unless a Default has occurred and is continuing. Unless an Event of Default has occurred and is continuing, any funds received on account of the endorsement of checks payable to the Grantor shall be deposited in the bank account of the Grantor.
     6.2. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE LENDER AS ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE LENDER NOR ANY OF ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
ARTICLE VII
INTENTIONALLY OMITTED
ARTICLE VIII
GENERAL PROVISIONS
     8.1. Waivers. Any notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral shall be deemed reasonable if sent to the Grantor, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, the Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, the Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
     8.2. Limitation on the Lender’s Duty with Respect to the Collateral. The Lender shall have no obligation to prepare the Collateral for sale. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is commercially reasonable for the Lender (i) to fail to incur expenses deemed significant by the Lender to prepare Collateral for disposition, (ii) to fail to obtain governmental or third party consents for the collection or

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disposition of Collateral to be collected or disposed of, (iii) to fail to remove liens or security interests on or any adverse claims against Collateral, (iv) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (v) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vi) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (vii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (viii) to disclaim disposition warranties, such as title, possession or quiet enjoyment, or (ix) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Lender would be commercially reasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to the Grantor or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.
     8.3. Intentionally Omitted.
     8.4. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Lender may perform or pay any obligation which the Grantor has agreed to perform or pay in this Security Agreement and the Grantor shall reimburse the Lender for any reasonable amounts paid by the Lender pursuant to this Section 8.4. The Grantor’s obligation to reimburse the Lender pursuant to the preceding sentence shall be a Secured Obligation payable on demand.
     8.5. Specific Performance of Certain Covenants. The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.2, 4.3, 4.5, 5.3, or 8.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Lender to seek and obtain specific performance of other obligations of the Grantor contained in this Security Agreement, that the covenants of the Grantor contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantor.
     8.6. Dispositions Not Authorized. Except to the extent provided in the Loan Agreement, the Grantor is not authorized to sell or otherwise dispose of the Collateral and notwithstanding any course of dealing between the Grantor and the Lender or other conduct of the Lender, no authorization to sell or otherwise dispose of the Collateral shall be binding upon the Lender unless such authorization is in writing signed by the Lender.
     8.7. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Lender and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Lender until the Secured Obligations have been paid in full.
     8.8. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable

9

provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.
     8.9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     8.10. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantor, the Lender and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Lender. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Lender hereunder.
     8.11. Survival of Representations. All representations and warranties of the Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.
     8.12. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantor, together with interest and penalties, if any. The Grantor shall reimburse the Lender for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantor.
     8.13. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.
     8.14. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Loan Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations then existing have been indefeasibly paid and performed in full and no commitments of the Lender which would give rise to any Secured Obligations are outstanding. Upon such termination, Lender agrees to promptly execute and deliver to

10

the Grantor, at the Grantor’s cost and expense as provided in the Loan Agreement, any and all releases of liens, termination statements, assignments, guaranties or other documents reasonably requested by the Grantor as necessary to fully release the Collateral and the Secured Obligations.
     8.15. Entire Agreement. This Security Agreement and the Loan Agreement embodies the entire agreement and understanding between the Grantor and the Lender relating to the Collateral and supersedes all prior agreements and understandings between the Grantor and the Lender relating to the Collateral. If the terms of the Loan Agreement conflicts with the terms of this Agreement, the terms of the Loan Agreement shall control.
     8.16. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS.
     8.17. Indemnity. Grantor hereby indemnifies and holds Lender harmless from all claims, damages, liabilities (including reasonable attorneys’ fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively, “Claims”) pertaining to its respective businesses or the Collateral except to the extent such Claims are attributable to the gross negligence or willful misconduct on the part of Lender. Grantor shall immediately provide Lender with written notice of any such Claim. Grantor, upon the request of Lender, shall defend Lender from such Claims, and pay the reasonable attorneys’ fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Grantor’s reasonable cost.
     8.18. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.
     8.19. Essence of Time. Grantor and Lender agree that time is of the essence with respect to this Security Agreement.
ARTICLE IX
NOTICES
     9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with the notice requirements of the Loan Agreement.
     9.2. Change in Address for Notices. Each of the Grantor and the Lender may change the address for service of notice upon it by a notice in writing to the other parties sent in accordance with the notice requirements of the Loan Agreement.

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     IN WITNESS WHEREOF, the Grantor and the Lender have executed this Security Agreement as of the date first above written.

GRANTOR: RULES-BASED MEDICINE, INC., a Delaware corporation
By:
Patrick McClain, Chief Financial Officer

LENDER: COMPASS BANK, as Lender
By:
Todd Jordan, Senior Vice President

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EXHIBIT A
LISTING OF EXISTING PATENTS
AND PATENT APPLICATIONS
(See attached Schedule)

EXHIBIT B
LISTING OF EXISTING TRADEMARKS
(See attached Schedule)

PATENT AND TRADEMARK SECURITY AGREEMENT
THIS PATENT AND TRADEMARK SECURITY AGREEMENT (“Agreement”), dated as of July ___, 2009, is by and between RULES-BASED MEDICINE, INC., a Delaware corporation, whose address is 3300 Duval Road, Austin, Texas 78759 (“Debtor”), and COMPASS BANK, whose address is 5800 North Mopac, Austin, Texas 78731 (“Secured Party”).
     WHEREAS, Debtor and Secured Party have entered into that certain Commercial Loan Agreement (as amended, restated and supplemented from time to time, the “Loan Agreement”) of even date herewith;
     WHEREAS, Debtor and Secured Party have entered into a Security Agreement (Patents and Trademarks) of even date herewith (as said Security Agreement may be amended, restated, modified, supplemented and in effect from time to time, the “Security Agreement”), which sets forth in more detail certain terms and conditions relating to the matters agreed to herein;
     WHEREAS, the Loan Agreement contemplates the execution of this Agreement by the parties hereto and the recordation of this Agreement in accordance with the specific terms of the Loan Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Grant of Security Interest. Debtor does hereby grant to Secured Party a continuing security interest in all of Debtor’s right, title, and interest in and to all of the following (all of the following being herein collectively referred to as the “Collateral”), whether presently existing or hereafter arising or acquired, to secure the payment of the Secured Obligations (as defined in the Security Agreement):
     (a) any and all patents and patent applications (including, without limitation, each patents and patent applications listed on Schedule 1 attached hereto), together with (i) all inventions and improvements described and claimed therein, (ii) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof, (iii) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (iv) all rights to sue for past, present, and future infringements thereof, and (v) all rights corresponding to any of the foregoing throughout the world;
     (b) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing (including, without limitation, each trademark listed on Schedule 2 attached hereto), together with (i) all renewals of the foregoing, (ii) all income, royalties, damages, and payments now or hereafter due or payable with respect

1

thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof, (iii) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and (iv) all rights corresponding to any of the foregoing throughout the world;
     (c) all licenses or similar arrangements of any of the foregoing, whether as licensee or licensor;
     (d) all general intangibles at any time evidencing or relating to any of the foregoing, together with all books and records, computer files, programs, printouts and other computer materials and records related thereto; and
     (e) all products and proceeds of any of the foregoing.
     2. Miscellaneous. This security interest is granted in conjunction with the security interest granted to Secured Party pursuant to the Security Agreement. Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement and the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The terms and provisions hereof are in addition to, and not in limitation of or limited by, those of the Security Agreement, the Loan Agreement and the other Loan Documents. The attached Schedules 1 and 2 are incorporated herein by reference for all purposes. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Loan Agreement. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION, THE UNITED STATES PATENT AND TRADEMARK LAWS. This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.
[Remainder of page left intentionally blank]

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     IN WITNESS WHEREOF, Debtor and Secured Party have caused this Agreement to be duly executed by their respective officers thereunto as of the date first set forth above.

“Debtor” RULES-BASED MEDICINE, INC., a Delaware corporation
By:
Patrick McClain, Chief Financial Officer

“Secured Party” COMPASS BANK, a state banking corporation
By:
Todd Jordan, Senior Vice President

Attachment:
Schedule 1 — Patents and Applications

Schedule 2 — Trademarks

THE STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§
     This instrument was acknowledged before me on                                         , 2009, by Patrick McClain, Chief Financial Officer of Rules-Based Medicine, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas
Printed Name:

My Commission Expires:

3

THE STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§
     This instrument was acknowledged before me on                                         , 2009, by Todd Jordan, Senior Vice President of Compass Bank, an Alabama state banking corporation, on behalf of said corporation.

Notary Public in and for the State of Texas
Printed Name:
My Commission Expires:

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SCHEDULE 1 TO
PATENT AND TRADEMARK SECURITY AGREEMENT
PATENTS AND PATENT APPLICATIONS
(See attached Schedule)

SCHEDULE 2 TO
PATENT AND TRADEMARK SECURITY AGREEMENT
TRADEMARKS
(See attached Schedule)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

COMPASS BANK
5800 North Mopac
Austin, Texas 78731

         THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (1a or 1b) — do not abbreviate or combine names

OR	1a. ORGANIZATION’S NAME
RULES-BASED MEDICINE, INC.

	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
3300 Duval Road			Austin	TX	78759	USA

1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
		corporation	Delaware	None		☑ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (2a or 2b) — do not abbreviate or combine names

OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
☐ NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) — insert only one secured party name (3a or 3b)

OR	3a. ORGANIZATION’S NAME
COMPASS BANK

	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
5800 North Mopac			Austin	TX	78731	USA

4. This FINANCING STATEMENT covers the following collateral:
All of the Debtor’s accounts receivable, inventory, equipment and related general intangibles, now owned or hereafter, acquired, including all monies, instruments and savings, checking or other deposit accounts within Secured Party’s custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned); all accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above; all proceeds and products of any of the above; all policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and all books and records pertaining to any of the above.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6.	☐	This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7.	Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

CERTIFICATE OF CORPORATE RESOLUTION
     We, Patrick McClain, Chief Financial Officer, and T. Craig Benson, Secretary, of Rules-Based Medicine, Inc., a corporation, do hereby certify that said corporation is duly organized and existing under the laws of the State of Delaware and is licensed to do business in the State of Texas; that said corporation has a duration of existence which is perpetual, that all franchise and other taxes required to maintain its corporate existence have been paid when due and that no such taxes are delinquent; that no proceedings are pending for the forfeiture of its charter or for its dissolution, voluntarily or involuntarily; that there is no provision of the Amended and Restated Certificate of Incorporation or bylaws of said corporation limiting the power of the Board of Directors to pass the resolution set out below and that the same is in conformity with the provisions of said Amended and Restated Certificate of Incorporation and bylaws; that the Secretary is the keeper of the records and minutes of the proceedings of the Board of Directors of said corporation and that on the _____ day of August, 2009, there was held a meeting of the Board of Directors of said corporation, which was duly called and held in accordance with the law and the bylaws of the corporation, at which meeting the required number of Directors were present; and that at said meeting the following resolution was duly and legally passed, approved and adopted by all of the Directors and that the same has not been altered, amended, rescinded or repealed and is now in full force and effect:
     RESOLVED, that Patrick McClain, Chief Financial Officer, is authorized in the name of the corporation and as its own act, to borrow the sum of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) from Compass Bank, and on behalf, and as the act, of this corporation to deliver to said Compass Bank, a revolving promissory note of this corporation in a form, at an interest rate and on terms as the aforesaid Chief Financial Officer may in his discretion determine to be in the best interest of the corporation; and

     RESOLVED FURTHER, that as and for security for the aforementioned loans, the aforesaid Chief Financial Officer is authorized and directed to execute and deliver to Compass Bank, such documents, including a Commercial Security Agreement and Security Agreement (Patents and Trademarks), evidencing the pledge of personal property more particularly described therein and the herein below described property of the corporation in a form to be agreed on by the aforesaid Chief Financial Officer and said Compass Bank, to wit:
All of the corporation’s accounts receivable, inventory, equipment, general intangibles, patents and trademarks, now owned or hereafter acquired; and
     RESOLVED FURTHER, that the Board of Directors does hereby ratify all actions taken hereunder pursuant to this Resolution; and
     RESOLVED FURTHER, that the Chief Financial Officer and Secretary of the corporation are directed to certify the minutes of this meeting and the contents of these resolutions and to deliver such certification in support of the authority of the aforesaid Chief Financial Officer to act on behalf of the corporation; and
     RESOLVED FURTHER, that the foregoing powers and authority shall continue in full force and effect until written notice of revocation has been given Compass Bank and its written acknowledgment of receipt has been obtained therefor.
     We further certify that the Purpose Clause of the Articles of Incorporation has included in it the standard general purpose.
     We further acknowledge that this Certificate of Corporate Resolution is executed for the purpose and consideration of inducing Compass Bank to make the referenced loan to the corporation.

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     We further certify that the persons executing this instrument are the Chief Financial Officer and Secretary of Rules-Based Medicine, Inc. and are authorized to act upon and sign this certificate.
     IN WITNESS WHEREOF, we have hereunto set our hands as Chief Financial Officer and Secretary, respectively, of said corporation and have attached hereto the official seal of said corporation, this                      day of August, 2009.

Patrick McClain, Chief Financial Officer

T. Craig Benson, Secretary

ACKNOWLEDGMENTS

STATE OF TEXAS	|
|
COUNTY OF _______________	|
     BEFORE ME, the undersigned authority, on this day personally appeared Patrick McClain, Chief Financial Officer of Rules-Based Medicine, Inc., known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as the act and deed of said corporation, for the purposes and considerations therein expressed, and in the capacity therein stated.
     GIVEN under my hand and seal of office, this the                      day of                                    , 2009.

Notary Public in and for the State of Texas

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STATE OF TEXAS	|
|
COUNTY OF _______________	|
     BEFORE ME, the undersigned authority, on this day personally appeared T. Craig Benson, Secretary of Rules-Based Medicine, Inc., known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as the act and deed of said corporation, for the purposes and considerations therein expressed, and in the capacity therein stated.
     GIVEN under my hand and seal of office, this the                      day of                                         , 2009.

Notary Public in and for the State of Texas

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LANDLORD’S SUBORDINATION

STATE OF TEXAS	|
|
COUNTY OF TRAVIS	|
     THIS AGREEMENT IS made and entered into effective as of the                 day of                     , 2009, by and among CFO2 AUSTIN, LLC, a Delaware limited liability company (Landlord), COMPASS BANK, an Alabama state chartered bank (Lender), and RULES-BASED MEDICINE, INC., a Delaware corporation (Borrower).
W I T N E S S E T H:
     WHEREAS, Landlord owns fee simple title to the land located at 3300 Duval Road, Austin, Texas 78759 (the Leased Premises); and
     WHEREAS, Landlord has leased the Leased Premises and the improvements constructed or to be constructed on the Leased Premises to Borrower under that certain Lease Agreement dated March 18, 2003, thereafter amended by First Amendment to Lease Agreement dated April 2007 and further amended by Second Lease Amendment to Lease Agreement dated September 2, 2008 (said Lease Agreement, as it may have been or may be further amended, supplemented or restated, being hereinafter called the Lease); and
     WHEREAS, Borrower has signed a revolving promissory note dated August ___, 2009, and made payable to the order of Lender (such promissory note, as the same may have been, or may at any time be, modified and amended, being hereinafter called the Note); and
     WHEREAS, payment of the indebtedness evidenced by the Note is secured by a Commercial Security Agreement (the Security Agreement) of even date therewith, by which Borrower has granted Lender a security interest in all of Borrower’s accounts receivable, inventory, equipment and general intangibles intangibles, now owned or hereafter acquired (the Collateral); and
     WHEREAS, various other documents (the Credit Documents) have been signed in connection with the Note;
     NOW, THEREFORE, the parties hereto, for and in consideration of the premises and the transactions to which this Agreement is incident and supplemental, do hereby agree as follows:
     1. Landlord agrees that any landlord’s lien that Landlord may now or hereafter have, as a result of the Lease, against any personal property or removable fixtures owned by Borrower, including specifically the Collateral, shall be subordinate and inferior to any security interest in, or lien against, the Collateral that is held by Lender.
     2. Landlord further consents to the location of the Collateral on the leased premises. In the event of default by Borrower in the payment or performance under the Credit Documents, and upon written notice to Landlord of such event of default, Landlord (i) will reasonably cooperate with Lender, its agents, attorneys, employees, successors and assigns, in its efforts to assemble all of the Collateral located on the Leased Premises, to the extent Landlord is permitted to do so, (ii) will permit Lender to remove the Collateral from the Leased Premises to the extent Landlord is permitted to do so, and (iii) will not hinder Lender’s actions in enforcing its security interests in the Collateral; provided that (A) any entry to the Leased Premises by Lender shall be scheduled with Landlord, and (B) such entry, assembly and removal is conducted in accordance with applicable law and is performed at Lender’s sole cost and expense. Lender shall repair, at Lender’s sole expense, and reimburse Landlord for any reasonable costs incurred by Landlord related to, any and all damage caused in connection with Lender’s or Lenders’ exercise of their rights pursuant to this Agreement to (x) any real property improvements located on the Leased Premises and (y) Landlord’s personal or real property. In addition, Lender shall indemnify Landlord from any loss, claim or damage which may occur as a result of Lender’s entry onto the Leased Premises or the acts or omissions of Lender in connection with this Agreement. Landlord agrees that it will not unreasonably delay the scheduling of the entry to the Leased Premises set forth above.
     3. Landlord and Lender agree that any lien granted in excess of the loan amount shall be subject to the constitutional, statutory or contractual landlord’s lien of the Landlord. However, any lien now or hereafter granted in the Credit Documents up to the loan amount shall be prior and superior to Landlord.
     4. If any of the Collateral remains upon the Leased Premises upon the expiration of the term of the lease, the termination of the lease or the Tenant’s right to possession of the Leased Premises, or Tenant’s abandonment of the Leased Premises, Landlord or Tenant may give the Lender written notice that Landlord is in possession of the Leased Premises. After Lender’s receipt of such notice, Lender agrees to use reasonable efforts to quickly assess whether or not it chooses to gain possession of the Collateral and notify Landlord if the Lender chooses not to take possession. Lender acknowledges that simultaneously with Lender’s pursuit for possession of the Collateral, Landlord will begin the process to gain control of the Collateral for sale or disposal. If Lender is unable or unwilling to remove such Collateral within 30 days after Lender receipt of the earliest written notification, and notwithstanding that the Lender is prohibited from doing so for reason outside of Lender’s control, Lender agrees to pay rent in the amount of $100 per day to the Landlord commencing on the 31st day after written notice, if Lender chooses to take possession of the Collateral from Landlord. If Lender fails to remove the Collateral within 45 days, Landlord may remove the Collateral from Leased Premises in accordance with the law.
     5. This Agreement shall bind and benefit the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement embodies the entire agreement and understanding of Borrower, Landlord and Lender relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements and understandings related to such subject matter.
     6. This Agreement may not be discharged or modified orally or in any manner other than by an agreement in writing specifically referring to this Agreement and signed by the party or parties to be charged thereby.
     7. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. This Agreement may be executed in one or more counterparts which shall be construed together as one document. Any party who executes a

2

counterpart of this Agreement shall be fully liable hereunder, whether or not any other party named herein executes that counterpart or any other counterpart of this Agreement, and the obligations of any party hereunder may be proved by production of the counterpart of this Agreement executed by such party without the production of any other counterparts of this Agreement.
     IN TESTIMONY WHEREOF, this instrument is executed, effective as of the date stated above.

LANDLORD:	LENDER:

CFO2 AUSTIN, LLC, a Delaware limited liability company	COMPASS BANK

By:		By:

	Name:		Todd Jordan, Senior Vice President

Title:

BORROWER:
RULES-BASED MEDICINE, INC.,
a Delaware corporation

By:
Patrick McClain, Chief Financial Officer

STATE OF TEXAS	|
|
COUNTY OF	|
     This instrument was acknowledged before me on the ___ day of                     , 2009, by                                     ,                                          of CFO2 Austin, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public in and for the State of Texas

Printed Name
My Commission Expires:

3

STATE OF TEXAS	|
|
COUNTY OF	|
     This instrument was acknowledged before me on the ___ day of                     , 2009, by                                          ,                                            of Compass Bank, an Alabama state chartered bank, on behalf of said bank.

Notary Public in and for the State of Texas

Printed Name
My Commission Expires:

STATE OF TEXAS	|
|
COUNTY OF	|
     This instrument was acknowledged before me on the ___day of                     , 2009, by Patrick McClain, Chief Financial Officer of Rules-Based Medicine, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Printed Name
My Commission Expires:

4

LANDLORD’S SUBORDINATION

STATE OF NEW YORK	|
|
COUNTY OF ESSEX	|
     THIS AGREEMENT IS made and entered into effective as of the                      day of                     , 2009, by and among ROBERT PEACOCK and GREGORY PEACOCK (Landlord), COMPASS BANK, an Alabama state chartered bank (Lender), and RULES-BASED MEDICINE, INC., a Delaware corporation (Borrower).
W I T N E S S E T H:
     WHEREAS, Landlord owns fee simple title to the land located at 7 Wesvalley Rd., Suite 2, Lake Placid, New York 12946 (the Leased Premises); and
     WHEREAS, Landlord has leased the Leased Premises and the improvements constructed or to be constructed on the Leased Premises to Borrower under that certain Lease Agreement dated January 7, 2008 (said Lease Agreement, as it may have been or may be further amended, supplemented or restated, being hereinafter called the Lease); and
     WHEREAS, Borrower has signed a revolving promissory note dated August ___, 2009, and made payable to the order of Lender (such promissory note, as the same may have been, or may at any time be, modified and amended, being hereinafter called the Note); and
     WHEREAS, payment of the indebtedness evidenced by the Note is secured by a Commercial Security Agreement (the Security Agreement) of even date therewith, by which Borrower has granted Lender a security interest in all of Borrower’s accounts receivable, inventory, equipment and general intangibles intangibles, now owned or hereafter acquired (the Collateral); and
     WHEREAS, various other documents (the Credit Documents) have been signed in connection with the Note;
     NOW, THEREFORE, the parties hereto, for and in consideration of the premises and the transactions to which this Agreement is incident and supplemental, do hereby agree as follows:
     1. Landlord agrees that any landlord’s lien that Landlord may now or hereafter have, as a result of the Lease, against any personal property or removable fixtures owned by Borrower, including specifically the Collateral, shall be subordinate and inferior to any security interest in, or lien against, the Collateral that is held by Lender.
     2. Landlord further consents to the location of the Collateral on the leased premises, and hereby authorizes and empowers Lender, its agents, attorneys, employees, successors and assigns, to enter the leased premises and remove the Collateral at any time under the provisions of the Security Agreement.

     3. This Agreement shall bind and benefit the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement embodies the entire agreement and understanding of Borrower, Landlord and Lender relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements and understandings related to such subject matter.
     4. This Agreement may not be discharged or modified orally or in any manner other than by an agreement in writing specifically referring to this Agreement and signed by the party or parties to be charged thereby.
     5. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. This Agreement may be executed in one or more counterparts which shall be construed together as one document. Any party who executes a counterpart of this Agreement shall be fully liable hereunder, whether or not any other party named herein executes that counterpart or any other counterpart of this Agreement, and the obligations of any party hereunder may be proved by production of the counterpart of this Agreement executed by such party without the production of any other counterparts of this Agreement.
     IN TESTIMONY WHEREOF, this instrument is executed, effective as of the date stated above.

LANDLORD:	LENDER:

COMPASS BANK

Robert Peacock	By:

Name:
Title:
Gregory Peacock

BORROWER:
RULES-BASED MEDICINE, INC.,
a Delaware corporation

By:
Patrick McClain, Chief Financial Officer

2

STATE OF NEW YORK	|
|
COUNTY OF _________	|
     This instrument was acknowledged before me on the ___day of                     , 2009, by Robert Peacock.

Notary Public in and for the State of New York

Printed Name
My Commission Expires:

STATE OF NEW YORK	|
|
COUNTY OF _________	|
     This instrument was acknowledged before me on the ___day of                     , 2009, by Gregory Peacock.

Notary Public in and for the State of New York

Printed Name
My Commission Expires:

STATE OF TEXAS	|
|
COUNTY OF _________	|
     This instrument was acknowledged before me on the ___day of                     , 2009, by                                         ,                                          of Compass Bank, an Alabama state chartered bank, on behalf of said bank.

Notary Public in and for the State of Texas

Printed Name
My Commission Expires:

STATE OF TEXAS	|
|
COUNTY OF _________	|

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     This instrument was acknowledged before me on the ___day of                     , 2009, by Patrick McClain, Chief Financial Officer of Rules-Based Medicine, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Printed Name
My Commission Expires:

4

AGREEMENT TO PROVIDE INSURANCE
DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is August           , 2009. The parties and their addresses are:
OWNER:
RULES-BASED MEDICINE, INC., a Delaware corporation
3300 Duval Road
Austin, Texas 78759
SECURED PARTY:
COMPASS BANK
5800 North Mopac
Austin, Texas 78731
The pronouns “you” and “your” refer to the Secured Party. The pronouns “I”, “me” and “my” refer to each person or entity signing this Agreement as Owner.

1.	LOAN DESCRIPTION (Loan)

	A.	Date.	August , 2009

	B.	Loan Numbers.

	C.	Loan Amount.	$9,000,000.00
2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I acknowledge and agree to do all of the following.
A.	I will insure the Property as listed and with the coverages shown in the DESCRIPTION OF PROPERTY section.

B.	I will have you named on the policy as the person to be paid under the policy in the event of a loss, with the status listed under the STATUS section.

C.	I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.

D.	I will pay for this insurance, including any fee for this endorsement.

E	I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

F.	I will purchase the insurance from an insurer that is authorized to do business in the State of Texas or an eligible surplus lines insurer.

G.	I will deliver to you a copy of the policy and proof of the payment of the premiums.
3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows:
All of the Owner’s inventory and equipment, now owned or hereafter acquired.

I agree to maintain the following insurance coverage:

Blanket #1 —	Personal Property
$3,100,000 Replacement Costs, deductible 1%

Blanket #1 —	Business Income/Extra Expense
$5,000,000, deductible 1%

Inventory Spoilage	10% of loss subject to min of $25,000
whichever is greater — $4,000,000
Property coverage levels are reviewed annually and adjusted as necessary based on the value of all tangible business property. The current coverage is bound until September 6, 2009. The term of coverage will last until August           , 2011.
4. STATUS. Your status shall be listed on the insurance policy as Lienholder and/or Additional Insured.
SIGNATURES FOR OWNER. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement.
OWNER:
RULES-BASED MEDICINE, INC.,
a Delaware corporation

By:
Patrick McClain, Chief Financial Officer

SIGNATURE OF SECURED PARTY.
SECURED PARTY:
COMPASS BANK

By:
Todd Jordan, Senior Vice President

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August ___, 2009
N O T I C E   O F    F I N A L   A G R E E M E N T
TO:	Borrower and All Other Obligors With Respect to the Loan Which Is Identified Below.

1.	THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

2.	As used in this Notice:

Borrower means RULES-BASED MEDICINE, INC., a Delaware corporation.

Lender means COMPASS BANK, an Alabama state chartered bank.

Loan means the prospective loans by Lender which will create indebtedness evidenced by, among other things, revolving promissory note in the stated principal amount of $9,000,000.00 of even date herewith, signed by Borrower, and made payable to the order of Lender.

Loan Agreement means one or more promises, promissory notes, loan agreements, contractor/lender agreements, guaranty agreements, other agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan.

Parties means Lender and any one or more of Borrower, Guarantor, Owner and all other obligors with respect to the Loan.

This Notice is given by Lender with respect to the Loan, pursuant to Section 26.02 of the Texas Business and Commerce Code. Borrower and each other obligor with respect to the Loan who signs below acknowledges, represents and warrants to Lender that Lender has given, and such party has received and retained, a copy of this Notice on the Date of Notice stated above.

LENDER:	BORROWER:
COMPASS BANK	RULES-BASED MEDICINE, INC.,
a Delaware corporation

By:	By:

Todd Jordan, Senior Vice President	Patrick McClain, Chief Financial Officer

1

Clark, Thomas & Winters
A PROFESSIONAL CORPORATION
TELEPHONE (512)472-8800	POST OFFICE BOX 1148	FAX (512) 474-1129
AUSTIN, TEXAS 78767
300 WEST 6th STREET, 15TH FLOOR
AUSTIN, TEXAS 78701
August 6, 2009
Mr. Patrick McClain, Chief Financial Officer
Rules-Based Medicine, Inc.
3300 Duval Road
Austin, Texas 78759
RE: $9,000,000.00 Loan from Compass Bank
Dear Mr. McClain:
     I have represented Compass Bank in the preparation of legal documents for use in closing the transactions described above.
     While I have acted solely on behalf of Compass Bank, the lender, Rules-Based Medicine, Inc., the borrower, acknowledges that the legal fees incurred in preparing the legal documents will be paid for by the borrower even though I have not in any manner undertaken to assist or render legal advice to the borrower, except in the preparation of the legal documents. The borrower further acknowledges and understands that it may retain independent legal counsel to represent its individual interests in the referenced transactions.
     The borrower specifically recognizes that I do not have the responsibility to provide any truth-in-lending disclosures, any other truth-in-lending documents, or any other documents required by any regulations that apply to these transactions. The lender is responsible for providing those documents, and no charge may be made for providing them.
     Please sign below to acknowledge that you have been advised of my representation of the lender and that you understand that I am not your attorney.

Sincerely yours, W. Routt Thornhill

DATED:  August                   , 2009.
BORROWER:
RULES-BASED MEDICINE, INC.,

Clark, Thomas & Winters
     A PROFESSIONAL CORPORATION
August 6, 2009

a Delaware corporation

By:
Patrick McClain, Chief Financial Officer